UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

PMGC Holdings Inc.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF THE SPECIAL STOCKHOLDERS MEETING
TO BE HELD ON MARCH 26, 2025

To the Stockholders of PMGC Holdings Inc.:

You are invited to attend the Special Meeting of Stockholders (“Special Meeting”) of PMGC Holdings Inc. (the “Company,” “PMGC,” “our” “we,” and “us”), which will be held at the offices of Harper Grey LLP, 650 West Georgia Street, # 3200, Vancouver, BC V6B 4P7, Canada, 9:30 a.m. Pacific Standard Time on Wednesday, March 26, 2025.

At the Special Meeting, you will be asked to act on the following matters:

1.      to approve an amendment to our Articles of Incorporation (such amendment, the “Amended Articles of Incorporation”) to increase the authorized shares of the Company’s common stock, par value $0.0001 (“Common Stock”), from 2 billion to 10 billion;

2.      to approve the issuance of 969,386 shares of Common Stock, in the aggregate, upon the exercise of warrants (“New Warrants”) issued to certain investors pursuant to that certain Warrant Inducement Agreement entered into between the Company and certain investors on January 27, 2025 (the “Warrant Inducement Agreement”), and approval of the adjustment terms as set forth in the New Warrants;

3.      to approve an amendment to our Bylaws (“Amended Bylaws”) to provide for a staggered Board comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms;

4.      to approve the issuance of 3,036,437 shares of non-trading, non-convertible Series B Preferred Stock to GB Capital Ltd, a British Columbia, Canada corporation (“GB Capital”) wholly owned by our Chief Executive Officer, Chief Financial Officer, and Director, Graydon Bensler, as a signing bonus pursuant to that certain Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital as amended (the “Second Amended Bensler Consulting Agreement”);

5.      to approve the issuance of 3,336,437 shares of non-trading, non-convertible Series B Preferred Stock to Northstrive Companies Inc. (“Northstrive”), a California corporation wholly owned by our Chairman, Braeden Lichti, as a signing bonus pursuant to that certain Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and NorthStrive, as amended (the “Second Amended Lichti Consulting Agreement”);

6.      to approve the adjournment of the Special Meeting, if necessary, to solicit additional votes if there are insufficient votes at the time of the Special Meeting to approve one or more of the proposals; and

7.      to consider and transact such other business as may be properly brought before the Special Meeting.

Only holders of record of shares of Common Stock at the close of business on January 28, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Special Meeting or any postponements or adjournments of the meeting. The accompanying proxy statement (“Proxy Statement”) contains details concerning the foregoing items, as well as information on how to vote your shares. We urge you to read and consider these documents carefully.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of the Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing the Proxy Statement, the Notice and proxy card on or about March [*], 2025. The Proxy Statement and the Notice are also available at www.pmgcholdings.com/[*].

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the proxy card you received in the mail, and the additional information in the accompanying Proxy Statement.

Dated: February , 2025	By Order of the Board of Directors of PMGC Holdings Inc.
Sincerely,

Braeden Lichti
Chairman

NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section titled “Risk Factors,” and elsewhere, in the reports filed with the U.S. Securities and Exchange Commission. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as may be required under applicable securities law.

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PMGC HOLDINGS INC.

PROXY STATEMENT
FOR THE SPECIAL STOCKHOLDERS MEETING
TO BE HELD ON MARCH 26, 2025

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on Wednesday, March 26, 2025: Pursuant to the rules of the Securities and Exchange Commission (“SEC”) with respect to the Special Meeting, we have elected to utilize the “Full Set Delivery” option of providing paper copies of our proxy materials by mail.

ii

120 Newport Center Drive, Suite 249
Newport Beach, CA 92660

PROXY STATEMENT
FOR THE SPECIAL STOCKHOLDERS MEETING
MARCH 26, 2025

This Proxy Statement contains information related to the Special Stockholders Meeting of PMGC Holdings Inc., which will be held at 9:30 a.m. Pacific Standard Time on Wednesday, March 26, 2025, and any postponements or adjournments of the meeting. We first mailed these proxy materials to stockholders on or about March [*], 2025. In this Proxy Statement, “Company,” “PMGC,” “we,” “us,” and “our” each refer to PMGC Holdings Inc. and its subsidiaries.

ABOUT THE PROXY MATERIALS

We are furnishing proxy materials to our stockholders of record on January 28, 2025, in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Special Stockholders Meeting to be held at the offices of Harper Grey LLP, 650 West Georgia Street, # 3200, Vancouver, BC V6B 4P7, Canada, 9:30 a.m. Pacific Standard Time on Wednesday, March 26, 2025. This proxy is being solicited by the Board of Directors of the Company (“Board”) and the cost of solicitation of the proxies will be paid by the Company. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. We have no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

We are using the “Full Set Delivery” method of providing proxy materials to all stockholders of record. Because we have elected to utilize the “Full Set Delivery” option, we are delivering to all stockholders of record paper copies of this Proxy Statement and form of proxy, as well as providing access to the proxy materials on a publicly accessible website. We began distributing this Proxy Statement, the Notice and proxy card on or about March [*], 2025. This Proxy Statement and the Notice are also available at www.pmgcholdings.com/[*].

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL STOCKHOLDERS MEETING TO BE HELD ON MARCH 26, 2025

This Proxy Statement and the enclosed proxy card are available at www.pmgcholdings.com/[*].

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote using the following methods:

•        At the Special Meeting.    To vote at the Special Meeting, attend the Special Meeting and follow the instructions.

•        By Internet.    To vote by proxy via the Internet, follow the instructions described on the proxy card.

•        By Telephone.    To vote by proxy via telephone within the United States and Canada, use the toll-free number on the proxy card.

•        By Mail.    To vote by mail, complete, sign, and date the proxy card and return it in the envelope provided.

Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy using one of the methods described above to ensure your vote is counted. You may still attend the Special Meeting and vote even if you have already voted by proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker or other nominee, you may vote using the following methods:

•        At the Special Meeting.    To vote at the Special Meeting, you must obtain a valid proxy from your broker or other nominee. Follow the instructions from your broker or other nominee, or contact them to request a proxy form.

•        By Internet.    You may vote through the Internet if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

•        By Telephone.    You may vote by telephone if your broker or other nominee makes this method available, in which case the instructions will be included in the proxy materials provided to you.

•        By Mail.    If you received a proxy card and voting instructions from the broker or other nominee holding your shares rather than from us, follow the instructions on the proxy card.

What You Are Voting On

At the Special Meeting, there are six (6) matters scheduled for a vote of the stockholders:

•        Amendment to Articles of Incorporation to Increase Authorized Common Stock.    An amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 2 billion to 10 billion;

•        Issuance of Common Stock Upon Exercise of New Warrants.    The issuance of 969,386 shares of Common Stock, in the aggregate, upon the exercise of the New Warrants issued pursuant to the Warrant Inducement Agreement, and the adjustment terms as set forth in the New Warrants;

•        Amendment to Bylaws for Staggered Board.    To amend our Bylaws to provide for a Board with members serving for staggered terms, comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms;

•        Bonus Issuances of Non-Trading, Non-Convertible Series B Preferred Stock to GB Capital, an Entity Wholly Owned by Graydon Bensler.    To approve the issuance of 3,036,437 shares of Series B Preferred Stock to GB Capital, an entity wholly owned by our Chief Executive Officer, Chief Financial Officer, and Director, Graydon Bensler, as a signing bonus pursuant to that certain Second Amended Bensler Consulting Agreement, as amended;

•        Bonus Issuances of Non-Trading, Non-Convertible Series B Preferred Stock to Northstrive, an Entity Wholly Owned by Braeden Lichti.    To approve the issuance of 3,336,437 shares of Series B Preferred Stock to Northstrive, an entity wholly owned by our Chairman, Braeden Lichti, as a signing bonus pursuant to that certain Second Amended Lichti Consulting Agreement, as amended; and

•        Adjournment.    To approve the adjournment of the Special Meeting, if necessary, to solicit additional votes if there are insufficient votes at the time of the Special Meeting to approve one or more of the proposals.

For the matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Quorum and Required Votes

Only holders of record of shares of PMGC’s Common Stock at the close of business on January 28, 2025, the record date, are entitled to vote at the Special Meeting or any postponements or adjournments of the meeting. As of the Record Date, PMGC had 4,042,295 shares of Common Stock outstanding.

The presence at the meeting of 331/3% of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting. Each outstanding share of Common Stock is entitled to one (1) vote.

Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers. Please note that brokers may not vote your shares on the election of directors or any non-routine matters if you have not given your broker specific instructions as to how to vote. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Amendment to Articles of Incorporation to Increase Authorized Common Stock	Majority of outstanding shares	Not voted	Not voted
2	Issuances of Common Stock to Certain Investors Upon Exercise of New Warrants	Majority of votes cast	Not voted	Not voted
3	Amendment to Bylaws for Staggered Board	Majority of outstanding shares	Not voted	Not voted
4	Bonus Issuance of Non-Trading, Non-Convertible Series B Preferred Stock to GB Capital, an entity wholly owned by Graydon Bensler	Majority of votes cast	Not voted	Not voted
5	Bonus Issuance of Non-Trading, Non-Convertible Series B Preferred Stock to Northstrive, an entity wholly owned by Braeden Lichti	Majority of votes cast	Not voted	Not voted
6	Adjournment of Special Meeting	Majority of votes cast	Not voted	Not voted

Recommendation of Board of Directors

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. Specifically, the Board’s recommendations are as follows:

•        FOR the adoption of the Amended Articles of Incorporation to increase the authorized shares of Common Stock from 2 billion to 10 billion;

•        FOR the approval of the issuance of 969,386 shares of Common Stock, in the aggregate, upon the exercise of the New Warrants issued to certain investors pursuant to the Warrant Inducement Agreement, including approval of the adjustment terms in the New Warrants;

•        FOR the adoption of the Amended Bylaws to provide for a staggered Board comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms;

•        FOR the approval of the issuance of 3,036,437 shares of non-trading, non-convertible Series B Preferred Stock to GB Capital, an entity wholly owned by our Chief Executive Officer, Chief Financial Officer, and Director, Graydon Bensler, as a signing bonus pursuant to that certain Second Amended Bensler Consulting Agreement, as amended;

•        FOR the approval of the issuance of 3,336,437 shares of non-trading, non-convertible Series B Preferred Stock to Northstrive, an entity wholly owned by our Chairman, Braeden Lichti, as a signing bonus pursuant to that certain Second Amended Lichti Consulting Agreement, as amended; and

•        FOR the approval of the adjournment of the Special Meeting, if necessary, to solicit additional votes if there are insufficient votes at the time of the Special Meeting to approve one or more of the proposals.

The proxy holders will vote as recommended by the Board with respect to any other matter that properly comes before the Special Meeting, including any postponements or adjournments thereof. If the Board on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

Revocation of Proxies

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of PMGC either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Special Meeting in person and request to recast your vote. Attendance at the Special Meeting will not, by itself, revoke a previously granted proxy.

Householding

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single copy of a notice and, if applicable, a proxy statement, to those security holders.

A single copy of the Notice, this Proxy Statement and proxy card will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from these stockholders. Once you have received notice from your broker, or from us, that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice and Proxy Statement, please notify your broker and also notify us by sending your written request to: PMGC Holdings Inc., 120 Newport Center Drive, Suite 249, Newport Beach, CA 92660, Attention: Corporate Secretary, or by calling (888) 445-4886.

A stockholder who currently receives multiple copies of the Notice or Proxy Statement at its address and would like to request “householding” should also contact its broker and notify us using the contact information above.

Voting Procedures and Tabulation of Votes

Our inspector of election, a representative from Broadridge, will tabulate votes cast by proxy, in person or otherwise at the Special Meeting. We will also report the results in a Current Report on Form 8-K filed with the SEC within four (4) business days of the Special Meeting.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board is currently comprised of five (5) members, five (5) non-employee directors (Mr. Lichti, Mr. Parry, Ms. Daley, and Mr. Kovalyov) and Mr. Bensler, including one (1) non-employee director providing Chief Executive Officer services through GB Capital. At each annual meeting of stockholders, each director is elected to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until his or her death, resignation or removal.

The Board has unanimously determined that Mr. Parry, Ms. Daley, and Mr. Kovalyov are “independent” directors, as such term is defined in the rules (the “Stock Market Rules”) of The Nasdaq Stock Market LLC (“Nasdaq”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

To facilitate this determination, annually each director completes a questionnaire that provides information about relationships that might affect the determination of independence. Management provides the Nominating and Corporate Governance Committee of the Board (“Nominating Committee”) and the Board with relevant facts and circumstances of any relationship bearing on the independence of a director or nominee that is outside the categories permitted under the director independence guidelines.

The following table sets forth the names, ages as of the date of this proxy statement for each current member of the Board. Full biographical information for each member is set forth above.

Name	Age	Position
Executive Officers:
Graydon Bensler	33	Chief Executive Officer, Chief Financial Officer and Director
Braeden Lichti	40	Chairman of the Board
Non-Executive Directors:
Jeffrey Parry(1)(2)(3)	64	Independent Director and Chair of Nominating Committee
George Kovalyov(1)(2)(3)	39	Independent Director and Chair of Compensation Committee
Juliana Daley(1)(2)(3)	36	Independent Director and Chair of the Audit Committee

____________

(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

(3)      Member of the Nominating Committee.

Current Directors

Graydon Bensler, CFA, Chief Executive Officer, Chief Financial Officer and Director

Mr. Bensler has served as our Chief Executive Officer since June 2024 and Chief Financial Officer since inception and a director since June 9, 2020. Mr. Bensler is a financial professional and analyst with over seven years of experience in financial consulting and management for both private businesses and US/Canadian publicly traded companies and is a CFA Charterholder (CFA). In 2017, Mr. Bensler co-founded an education technology curriculum management and scheduling company, which programs were implemented in Canadian and American schools. From 2017 to 2019, Mr. Bensler was an account manager at a leading Canadian investor relations firm where he represented publicly traded companies across a wide range of sectors where he worked directly with investment banks, investment brokers and company executives and directors. During his tenure, Mr. Bensler created and conveyed messaging about his clients’ strategic position in the market and successfully guided several companies through multiple financings. From 2019 to 2021, Mr. Bensler was a Senior Associate at Evans & Evans, a Canadian boutique investment banking firm where he led valuations and going public transactions for Canadian and American companies. In this capacity,

Mr. Bensler gained strong knowledge of the capital markets, public company compliance requirements, and regularly interfaced with regulators, auditors, board and executive management. Mr. Bensler was also a director of publicly traded Health Logic Interactive Inc. (TSXv:CHIP) from 2020 to 2024. Since November 2024, Mr. Bensler sits on the Board of Directors of Qualigen Therapeutics, Inc., a publicly traded early-clinical-stage therapeutics company (NASDAQ: QLGN). He is also on the Board of Directors of Onco-Innovations Limited, a biotechnology company focused on cancer research and treatment, publicly traded on the Canadian Securities Exchange (CSE: ONCO). We believe that Mr.  Bensler’s past experience as our Chief Financial Officer, his familiarity with both the banking and the financial consulting sectors and his having served as an account manager for similarly situated companies makes him a qualified director for our Company.

Mr. Bensler received his Bachelor of Management and Organizational Studies degree from the University of Western Ontario, with specialization in Finance, and is a CFA Charterholder.

Braeden Lichti, Chairman of the Board

Braeden Lichti is the founder and Chief Executive Officer of BWL Investments Ltd., a privately held holding corporation he established in 2016, and NorthStrive Companies, Inc., a U.S. based investment and advisory services company he founded in 2021. Mr. Lichti also serves as Chairman of Hydromer, Inc., a global leader in surface modification and coating solutions, focusing on hydrophilic, thromboresistant and antimicrobial coatings for medical devices and various industrial applications. Established in 1980 and headquartered in Concord, North Carolina, Hydromer offers a wide range of services, including polymer research and development, contract coating and specialized analytical testing. Mr. Lichti co-founded PMGC Holdings Inc. in 2020 and has served as its advisor and has been a principal stockholder since its formation. He was the Company’s largest stockholder through companies he controlled and recently assumed the role of Chairman in 2024 to lead the restructuring and new corporate vision. We believe that Mr. Lichti’s past experience as our co-founder, advisor, largest shareholder, investor, and Director, his extensive executive experience in the capital markets sector and his experience as Chairman for similarly situated companies makes him a qualified director for our Company.

Jeffrey Parry, Independent Director, Chair of the Nominating Committee and member of the Audit Committee of the Board (“Audit Committee”) and Compensation Committee of the Board (“Compensation Committee”)

Mr. Parry was appointed as an independent director in June 2023 and is the president of Mystic Marine Advisors LLC, a Connecticut based advisory firm he founded in 1998 focused on emerging and turnaround situations for strategic and financial stakeholders. Jeffrey served as Executive Chairman of TBS Shipping Limited from 2012 to 2018 where he led a successful restructuring and co-founded Valhalla Shipping, Inc with an $167 million equity investment by institutional investors. From July 2008 to October 2009, Mr. Parry was the Chief Executive Officer of Nasdaq-listed Aries Maritime Transport Limited and led a successful turn-around and sale to strategic investors. Mr. Parry was a Managing Director of Poten & Partners, an international energy advisor, from 2001 to 2007 where in 2006 he co-founded Poten Capital Services LLC, a New York based broker-dealer. Earlier in his career, Mr. Parry founded Cool FM and 7X Television in Athens, Greece and served as President of One Fifth Avenue Apartment Corporation. Since 2010, Jeffrey has served as an independent director of Nasdaq listed Globus Maritime Ltd. where he sits on the audit committee. Since 2022, Jeffrey has also become an independent director of Digitrax Entertainment Inc., a Tennessee based music technology start-up. Mr. Parry’s educational and professional experience in business, his background and familiarity in investment banking, his having served as a director of a company listed on Nasdaq makes him a qualified director candidate for our Company.

Juliana Daley, CPA Independent Director, Chair of the Audit Committee and member of the Compensation Committee and Nominating Committee

Ms. Daley was appointed as an independent director in June 2023 and holds over eleven years of accounting, controller, and financial reporting experience in the public sector. Ms. Daley has worked a variety of industries in both the United States and Canada. Since July 2021, Ms. Daley has served as Manager of Accounting at Anavex Life Sciences Corp. (NASDAQ: AVXL), a clinical-stage biopharmaceutical company based in New York, NY that is focused on developing treatments for debilitating neurodegenerative and neurodevelopmental diseases. In addition, from August 2021 to July 2022, she served as an independent director and audit committee chair to Vegano Foods (CSE: VAGN) during Vegano Food’s initial public offering in February 2022. From October 2015 to July 2021, Ms. Daley was a Manager of Financial Reporting and Advisory Services to various public companies in the United States and Canada, through her position with the accounting firm, Treewalk (previously ACM Management, Inc.). At Treewalk Ms. Daley assisted clients in meeting their quarterly and annual reporting requirements including the preparation of complete financial reporting packages and managing assurance engagements from start to finish. At Treewalk, she also served as chief financial officer to Makena Resources Inc. (CSE: MKNA) (April 2018 – April 2019) and Naked Brand Group Inc. (NASDAQ: NAKD) (March 2018 – June 2018) until the completion of their prospective mergers in April 2019 and June 2018, respectively. From September 2011 to April 2015, Ms. Daley was employed with Naked Brand Group Inc., where she worked in the accounting department, serving as controller from August 2013 until her departure in April 2015, and where she was also responsible for assisting in various operational functions including EDI implementation, ERP implementation, inventory management, information technology and office administration. From July 2021 to present, Ms. Daley has acted as manager of accounting at Anavex Life Sciences where she assists to in the finalization of all internal reporting, budgeting, and operational matters such as annual SOX audits, quarterly reviews, IT audits, and annual audits. Ms. Daley’s expertise in financial accounting for public companies and her having served as a chief financial officer and controller on companies listed on United States public exchanges makes her a qualified director candidate for the Company.

George Kovalyov, Independent Director, Chair of the Compensation Committee and member of the Audit Committee and Nominating Committee

Mr. Kovalyov has acted as Chief Financial Officer and Treasurer of Marizyme, Inc. since December 2021. Since November 2022, Mr. Kovalyov has also been a director of DGTL Holdings Inc. Previously he served as the chief operating officer and director of Health Logic Interactive Inc. (“HLII”) from September 2020 to November 2021, and as HLII’s chief financial officer from December 2021 to September 2022. In addition, Mr. Kovalyov served as a director and audit committee member of Margaret Lake Diamonds Inc. from January 2021 to August 2022. From September 2018 to September 2020, Mr. Kovalyov was VP of Finance and director of Phivida Holdings Inc., a brand of cannabidiol-infused foods, beverages and clinical products. From October 2016 to September 2020, Mr. Kovalyov was the principal owner of Schindler and Company, an accounting consulting firm. Mr. Kovalyov is a chartered accountant and is a member of Chartered Professional Accountants of Canada. Mr. Kovalyov is qualified to serve on the Board due to his extensive accounting and finance experience.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any legal proceeding in the past ten (10) years that would require disclosure under Item 401(f) of Regulation S-K.

Board Leadership Structure and Risk Oversight

Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from Board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, cybersecurity, strategic and reputational risk.

Director Independence

Our Board is composed of a majority of “independent directors” as defined under the rules of Nasdaq. We use the definition of “independence” applied by Nasdaq to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Stock Market Rules provide that a director cannot be considered independent if:

•        the director is, or at any time during the past three (3) years was, an employee of the company;

•        the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•        the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•        the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the Compensation Committee of such other entity; or

•        the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our Board has determined that Jeffrey Parry, George Kovalyov and Juliana Daley are independent directors of the Company.

Board Committees

We have established three committees of the Board: an Audit Committee, a Compensation Committee, and a Nominating Committee. We have adopted a charter for each of the three committees. Copies of our committee charters are posted on our website at www.pmgcholdings.com/investors/governance.

Each committee’s members and functions are described below.

Audit Committee.    Our Audit Committee consists of Jeffrey Parry, George Kovalyov and Juliana Daley. Ms. Daley is the Chairman of our Audit Committee. We have determined that these directors satisfy the “independence” requirements of Nasdaq Rule 5605 and Rule 10A-3 under the Securities Exchange Act of 1934. Our Board has determined that Ms. Daley qualifies as an audit committee financial expert and has the accounting or financial management expertise as required under Item 407(d)(5)(ii) and (iii) of Regulation S-K. The Audit Committee will oversee our accounting and financial reporting processes and the audits of the financial statements of our company. The Audit Committee is responsible for, among other things:

•        appointing the independent auditors and pre-approving all auditing and non-auditing services permitted to be performed by the independent auditors;

•        reviewing with the independent auditors any audit problems or difficulties and management’s response;

•        discussing the annual audited financial statements with management and the independent auditors;

•        reviewing the adequacy and effectiveness of our accounting and internal control policies and procedures and any steps taken to monitor and control major financial risk exposures;

•        reviewing and approving all proposed related party transactions;

•        monitoring management’s communication and implementation of the Company’s anti-fraud policy;

•        reviewing the Company’s cybersecurity mitigation measures and practices periodically;

•        meeting separately and periodically with management and the independent auditors; and

•        monitoring compliance with our code of business conduct and ethics, including reviewing the adequacy and effectiveness of our procedures to ensure proper compliance.

Compensation Committee.    Our Compensation Committee consists of Jeffrey Parry, George Kovalyov and Juliana Daley. Mr. Kovalyov is the Chairman of our Compensation Committee. The Compensation Committee assists the board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. Our chief executive officer may not be present at any committee meeting during which his compensation is deliberated. The Compensation Committee is responsible for, among other things:

•        reviewing and approving, or recommending to the board for its approval, the compensation for our chief executive officer and other executive officers;

•        reviewing and recommending to the stockholders for determination with respect to the compensation of our directors;

•        reviewing periodically and approving any incentive compensation or equity plans, programs or similar arrangements; and

•        selecting compensation consultant, legal counsel or other adviser only after taking into consideration all factors relevant to that person’s independence from management.

Nomination Committee.    Our Nomination Committee consists of Jeffrey Parry, George Kovalyov and Juliana Daley. Mr. Parry is the Chairman of our Nomination Committee. The nomination committee assists the board of directors in selecting individuals qualified to become our directors and in determining the composition of the board and its committees. The nomination committee is responsible for, among other things:

•        selecting and recommending to the board nominees for election by the stockholders or appointment by the board;

•        reviewing annually with the board the current composition of the board with regards to characteristics such as independence, knowledge, skills, experience and diversity;

•        making recommendations on the frequency and structure of board meetings and monitoring the functioning of the committees of the board; and

•        advising the board periodically with regards to significant developments in the law and practice of corporate governance as well as our compliance with applicable laws and regulations, and making recommendations to the board on all matters of corporate governance and on any remedial action to be taken.

The Chair and members of each committee of the Board are summarized in the table below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Juliana Daley – (Independent)	Chair	Member	Member
Jeffrey Parry – (Independent)	Member	Member	Chair
George Kovalyov – (Independent)	Member	Chair	Member

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

When considering director candidates, the Nominating and Corporate Governance Committee will evaluate multiple factors in assessing their qualification. A candidate must have extensive and relevant leadership experience including an understanding of the complex challenges of enterprise leadership. An appropriate candidate will have gained appropriate experience and education in some or all of the key areas below.

•        Relevant Sector Experience.    Director candidates will have gained their leadership experience in sectors directly relevant to the Company’s business and/or served as an executive officer, or other major operating or staff officer of a public corporation, with a background in accounting, finance and/or business operations.

•        Corporate Governance Experience.    Director candidates should have sufficient applicable experience to understand fully the legal and other responsibilities of an independent director of a U.S.-based public company.

•        Education.    Generally, it is desirable but not mandatory that a Board candidate should hold an undergraduate degree from a respected college or university and in relevant fields of study.

When further considering director candidates, personal attributes and characteristics will be considered. Specifically, these should include the following:

•        Personal.    Director candidates should be of the highest moral and ethical character. Candidates must exhibit independence, objectivity and be capable of serving as representatives of the stockholders. The candidates should have demonstrated a personal commitment to areas aligned with the Company’s public interest commitments, such as education, the environment and welfare of the communities in which we operate.

•        Individual Characteristics.    Director candidates should have the personal qualities to be able to make a substantial active contribution to Board deliberations. These qualities include intelligence, self-assuredness, a high ethical standard, inter-personal skills, independence, courage, a willingness to ask the difficult question, communication skills and commitment. In considering candidates for election to the Board, the Board should constantly be striving to achieve the diversity of the communities in which the Company operates.

•        Availability.    Director candidates must be willing to commit, as well as have, sufficient time available to discharge the duties of Board membership. Generally, therefore, the candidate should not have more than three other corporate board memberships.

•        Compatibility.    The Board candidate should be able to develop a good working relationship with other Board members and contribute to the Board’s working relationship with the senior management of the Company.

Board Diversity

Each year, our Nominating Committee will review, with the Board, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates, our Nominating Committee will consider factors including, without limitation, an individual’s character, integrity, judgment, potential conflicts of interest, other commitments and diversity. While we do not have any formal policy regarding board diversity for our Board as a whole or for each individual member of the Board, the Nominating Committee does consider such factors as gender, race, ethnicity, experience and area of expertise, as well as other individual attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Special Meeting

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, at the following address: Corporate Secretary, PMGC Holdings Inc., 120 Newport Center Drive, Suite 249, Newport Beach, CA 92660, Attn: Board of Directors. Our acting Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We do not require Board members to attend any Special Meeting of the Stockholders.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, as well as rules adopted by the SEC and Nasdaq. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders.

The Board has adopted a written code of business conduct and ethics (“Code of Ethics”) applicable to each employee, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics also applies to our agents and representatives, sales representatives and consultants. The Code of Ethics is posted on our website at https://www.pmgcholdings.com/investors/governance. If we make certain amendments to or waivers of our Code of Ethics, we intend to satisfy the SEC disclosure requirements by promptly posting the amendment or waiver on our website.

Policies and Procedures for Approval of Related Party Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers, significant stockholders or their immediate families is a participant and the amount exceeds $120,000. We refer to these transactions as related party transactions. Related party transactions have the potential to create actual or perceived conflicts of interest between PMGC and its directors, officers and significant stockholders or their immediate family members. Our Audit Committee is charged with the responsibility to review, approve and oversee related party transactions.

PROPOSAL 1

AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED
COMMON STOCK

Introduction

Our Articles of Incorporation currently authorizes the issuance of up to 2.5 billion shares of stock, comprised of 2 billion shares of Common Stock and 500,000,000 shares of preferred stock. The Board has approved an amendment to the Articles of Incorporation increase the number of authorized shares of Common Stock from 2 billion to 10 billion. The proposed form of Certificate of Amendment to the Articles of Incorporation is attached as Appendix A to this Proxy Statement (the “Amended Articles of Incorporation”).

Following the increase in authorized shares as contemplated in the Amended Articles of Incorporation, 10.5 billion shares of capital stock will be authorized, comprised of 10 billion shares of Common Stock and 500,000,000 shares of preferred stock. There will be no changes to the issued and outstanding shares of Common Stock or preferred stock as a result of this amendment.

Reasons for the Amended Articles of Incorporation

The Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and its stockholders and unanimously recommends approval of the Amended Articles of Incorporation by the stockholders. The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).

As of the Record Date, 4,042,295 shares of our Common Stock were outstanding out of the 2 billion shares of Common Stock that we are authorized to issue.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

•        4,931 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $304 per share;

•        Nil shares of Common Stock issuable upon vesting of restricted stock unit awards with a weighted-average exercise price of $Nil per share;

•        3,219 shares of Common Stock reserved for future issuance under our 2020 Equity Incentive Plan, as amended; and

•        979,814 shares of Common Stock issuable upon exercise of warrants to purchase Common Stock, with a weighted-average exercise price of $4.91 per share.

Other than as set forth above, the Company has no current plans, proposals or arrangements, written or oral, to issue any of the additional authorized shares of Common Stock that would become available as a result of the filing of the Articles of Incorporation.

Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in the authorized number of shares of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in the authorized number of shares of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Effects of the Increase in Authorized Common Stock

Following the filing of the Amended Articles of Incorporation with the Secretary of State of the State of Nevada, we will have the authority to issue up to an additional 8 billion shares of Common Stock. These shares may be issued without stockholder approval at any time, in the sole discretion of the Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

The increase in our authorized Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in the authorized number of shares of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in the authorized number of shares of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

The increase in our authorized Common Stock will not change the number of shares of Common Stock issued and outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our Common Stock.

Advantages and Disadvantages of Increasing Authorized Common Stock

There are certain advantages and disadvantages of increasing the Company’s authorized Common Stock.

The advantages include:

•        The ability to raise capital by issuing capital stock under future financing transactions, if any.

•        Having shares of Common Stock available to pursue business expansion opportunities, if any.

The disadvantages include:

•        In the event that additional shares of Common Stock are issued, dilution to the existing stockholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

•        The issuance of authorized but unissued stock could be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the desires of the Board, at that time. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. The Company does not have any plans or proposals to adopt provisions or enter into agreements that may have material anti-takeover consequences.

Procedure for Implementing the Amendment

The increase in our authorized Common Stock will become effective upon the filing of the Amended Articles of Incorporation or such later time as specified in the filing with the Secretary of State of the State of Nevada. The form of the Amended Articles of Incorporation is attached hereto as Appendix A. The exact timing of the filing of the Amended Articles of Incorporation will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Reservation of Right to Abandon Amendment to Increase Authorized Shares of Common Stock

The Board reserves the right to abandon the Amended Articles of Incorporation to increase the number of authorized shares of our Common Stock from 2 billion shares to 10 billion shares, without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of State of the State of Nevada of the Amended Articles of Incorporation, even if the authority to amend the Articles of Incorporation to increase the number of authorized shares of our Common Stock from 2 billion shares to 10 billion shares has been approved by our stockholders at the Special Meeting.

Votes Required

Approval of an amendment to our Articles of Incorporation to increase our authorized shares of Common Stock requires the affirmative vote of the majority of the voting power of the outstanding shares of Common Stock. Votes that are withheld will not be included in the vote tally for this Proposal 1. Abstentions will have the effect of a vote against this proposal. Abstentions will have the same effect as a vote against this proposal since this proposal requires approval by a majority of the outstanding shares, instead of a majority of votes cast, abstentions will impact the outcome of the vote. This is a non-routine proposal, which means brokers and other nominees do not have discretionary authority to vote on behalf of beneficial owners who have not provided voting instructions. As a result, broker non-votes are not expected for this proposal. If any broker non-votes occur, they will have the same effect as votes against the proposal.

Voting Recommendation

THE BOARD RECOMMENDS A VOTE FOR PROPOSAL 1, AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

ISSUANCE OF COMMON STOCK TO CERTAIN INVESTORS UPON EXERCISE OF NEW
WARRANTS AND ADJUSTMENT TERMS

Introduction

On January 27, 2025, the Company entered into the Warrant Inducement Agreement with certain investors, which Warrant Inducement Agreement references the Company’s common stock purchase warrants (the “Existing Warrants”) registered for sale under the registration statement on Form S-1 (File No. 333-281987) to purchase shares of Common Stock. Pursuant to the Warrant Inducement Agreement, the holders of the Existing Warrants agreed to reduce the exercise price of their Existing Warrants from $11.20 per share to $2.00 per share and to exercise such Existing Warrants at the reduced exercise price. Additionally, the Company agreed to issue unregistered warrants (the “New Warrants”) with an exercise price of $2.75 per share (subject to adjustment pursuant to the terms of the warrant agreement for such New Warrants (the “New Warrant Agreement,” and, together with the Warrant Inducement Agreement, the “Warrant Agreements”), to purchase 969,386 shares of Common Stock, in the aggregate. The transactions contemplated by the Warrant Inducement Agreement were consummated on January 28, 2025. When the Existing Warrants and New Warrants are all exercised, the Company will receive aggregate gross proceeds up to approximately $1,938,772, before deducting expenses payable by the Company.

A copy of the New Warrants is attached as Appendix B to this Proxy Statement.

The New Warrants have an exercise price of $2.75 per share and will be exercisable at any time on or after the Shareholder Approval Date (as defined below) (such date, the “Initial Exercise Date”) and on or prior to 5:00pm (New York, New York time) on the five year anniversary of the Initial Exercise Date, provided that if such date is not a Trading Day (as defined below), the immediately following Trading Day (such date, the “Termination Date”) but not thereafter. Capitalized terms used herein but not otherwise defined have the meanings set forth in the New Warrant Agreement.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the shareholders of the Company with respect to issuance of all of the shares underlying the New Warrants, including, without limitation, to give full effect to the adjustment to the Exercise Price and/or number of shares underlying the New Warrants following any Dilutive Issuance.

“Shareholder Approval Date” means the first (1st) Trading Day following the Company’s notice to the warrant holder of Shareholder Approval, which notice shall be provided within two (2) Trading Days of the effectiveness of the Shareholder Approval in accordance with SEC rules and regulations and applicable law and provisions of the Company’s Certificate of Incorporation and Bylaws. Notwithstanding anything to the contrary, such notice shall be deemed to be given by a public filing with the SEC disclosing the effectiveness of the Shareholder Approval.

“Trading Day” means a day on which the Trading Market (as defined below) is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, or the NYSE American, (or any successors to any of the foregoing).

If at the time of exercise there is no effective registration statement registering the New Warrants, or the prospectus contained therein is not available for the issuance of the New Warrants to the Holder or the resale of the New Warrants by the holder, then the New Warrants may also be exercised, in whole or in part, at such time by means of a “cashless exercise.”

Pursuant to the Warrant Inducement Agreement, the Company agreed to file a registration statement with the SEC registering the sale of shares underlying the New Warrants under the Securities Act within 30 days, and to cause such registration statement to be declared effective within 120 days. The Company filed such registration statement on Form S-1 (File No. 333-284851) with the SEC on February 12, 2025 (the “Resale Registration Statement”). On February 19, 2025, the SEC notified the Company that it would not be reviewing the Resale Registration Statement.

As of the date of this Proxy Statement, the Company is in the process of preparing a non-material amendment to the Resale Registration Statement and will file promptly thereafter, after which it will request effectiveness from the SEC. The Company is confident that such Resale Registration Statement, as amended, will be deemed effective by the SEC prior to the 120-day deadline stipulated by the Warrant Inducement Agreement.

Under the Warrant Inducement Agreement, the Company also agreed to certain other covenants, including with respect to holding a special meeting of its shareholders for approval of issuances of shares of Common Stock under the New Warrants, refraining from engaging in any Variable Rate Transaction (as defined therein) for 45 days, refraining from filing a registration statement for 45 days, and the payment of liquidated damages in connection with any failure to adhere to certain covenants therein and in the Warrant Agreements, subject to certain exceptions, as more particularly set forth in the Warrant Inducement Agreement. The Warrant Agreements were included as exhibits to the Company’s Current Report on Form 8-K, filed with the SEC on January 27, 2025.

Reasons for Shareholder Approval of Shares Underlying the New Warrants

Shareholder approval of the Company’s issuance of 969,386 shares of Common Stock, in the aggregate, to certain investors is required pursuant to the terms of the Warrant Inducement Agreement. Additionally, such number of shares constitutes over 20% of the Company’s issued and outstanding shares of Common Stock and when the New Warrants are exercised, they are anticipated to be exercised at a price below the Minimum Price, as defined by Nasdaq Listing Rule 5635(d) (the “20% Issuance Rule”). The 20% Issuance Rule requires shareholder approval for the issuance of such shares, including shares issuable after any anti-dilutive adjustments are made pursuant to the terms of the New Warrants.

Votes Required

Approval of the issuance of 969,386 shares of Common Stock, in the aggregate, underlying the New Warrants, to certain investors holding such New Warrants, and approval of the adjustment terms in the New Warrants requires the affirmative vote of the majority of the votes cast at the meeting. Abstentions will have the effect of a vote against this proposal. Votes that are withheld will not be included in the vote tally for this Proposal 2. This is a non-routine proposal, which means brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this Proposal 2. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL NO. 2, ISSUANCES OF COMMON STOCK TO CERTAIN INVESTORS UPON EXERCISE OF NEW WARRANTS AND APPROVAL OF THE ADJUSTMENT TERMS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3

AMENDMENT TO BYLAWS FOR STAGGERED BOARD

Introduction

The Board has approved an amendment to our Bylaws to allow for Board members serving for staggered terms. A form of the Certificate of Amendment to the Bylaws is attached as Appendix C to this Proxy Statement.

If approved by our stockholders, this proposal would provide for the Amended Bylaws to permit a Board comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. At each annual meeting, new directors with vacancies created by directors with expiring terms will be selected from director nominees recommended by the Board and/or stockholders. If approved by our stockholders, the first year in which the Board’s staggered terms will be in effect is 2026.

The Amended Bylaws, if approved by our stockholders, would become effective upon the occurrence of both of the following events: (i) after stockholder approval of the Amended Bylaws; and (ii) an authorized executive officer’s execution of the Amended Bylaws. No filing with the Secretary of State of the State of Nevada is necessary to effectuate the Amended Bylaws. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment to the Bylaws if the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

Reasons for Staggered Terms

The Company’s primary reasons for approving and recommending the Amended Bylaws is to promote continuity across different director election cycles for senior directors and reduce the likelihood of a hostile takeover of the Company. We hope to solidify the commitment of experienced directors for a longer period of time through a staggered Board comprised of Class I Directors serving for three (3) year terms, compared to Class II Directors who serve for shorter one (1) year terms. In 2024, the Company underwent a strategic reorganization, which included re-domiciling to Nevada, rebranding from “Elevai Labs” to “PMGC Holdings,” creating a new subsidiary, PMGC Capital LLC as an investment vehicle; and completing the disposition of its former subsidiary, Elevai Skincare. This reorganization reflected the Company’s shift to a diversified holding company model and expanded vision and commitment to building a portfolio of growth-focused companies while maintaining its biotechnology business. Senior management members were vital to this business shift and the Company hopes to allow for continued service by senior directors through a staggered Board as the Company executes its new business model.

Additionally, staggered Board structures typically have the effect of deterring hostile takeovers because hostile bidders may not gain control of the full Board due to different director terms. We believe continuity of management will be beneficial to the implementation of our growth strategy as a rebranded company and detracting hostile bidders comports with this strategy.

Required Vote of Stockholders

Approval of Proposal 3 requires the affirmative vote of a majority of votes cast at the Special Meeting. Abstentions will have the same effect as a vote against this proposal since this proposal requires approval by a majority of the outstanding shares, instead of a majority of votes cast, abstentions will impact the outcome of the vote. Votes that are withheld will not be included in the vote tally for this Proposal 3. This is a non-routine proposal, which means brokers and other nominees do not have discretionary authority to vote on behalf of beneficial owners who have not provided voting instructions. As a result, broker non-votes are not expected for this proposal. If any broker non-votes occur, they will have the same effect as votes against the proposal.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3, AMENDMENT TO BYLAWS FOR STAGGERED BOARD, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4

Bonus ISSUANCE of NON-TRADING, NON-CONVERTIBLE Series B Preferred Stock to GB CAPITAL, AN ENTITY WHOLLY OWNED BY Graydon Bensler

Introduction

Pursuant to the terms of that certain Second Amended Bensler Consulting Agreement, as amended, Mr. Bensler is entitled to, amongst other things, payment of a $75,000 signing bonus to GB Capital (the “Bensler Bonus”), an entity wholly owned by Mr. Bensler, such Bensler Bonus to be payable in the form of non-trading Series B Preferred Stock, and such issuance of Series B Preferred Stock subject to stockholder approval. Holders of the Series B Preferred Stock have no conversion rights and no rights to dividends, unless the Board determines in its sole discretion to issue dividend payments to such holders. The Series B Preferred Stock also have no liquidation preference over any other class or series of capital stock of the Company. Each share of Series B Preferred Stock has one (1) vote per share on all matters.

On November 14, 2024, the Board and Mr. Bensler determined that, subject to stockholder approval, the Bensler Bonus be payable to GB Capital in the form of 3,036,437 shares of Series B Preferred Stock, or a cash equivalent of $0.0247 per share. The closing price of the Common Stock on Nasdaq on November 13, 2024 was the same as such cash equivalent (pre-1-for-200 share split).

A copy of the Second Amended Bensler Consulting Agreement, as amended, is attached as Appendix D to this Proxy Statement.

Reasons for the Bensler Bonus

The Board believes that incentives for management members such as the Bensler Bonus and are key to attracting and retaining personnel for positions of substantial responsibility, and to providing additional incentives for such personnel in contributing to the Company’s continued financial growth and positive business performance.

Effects of the Bensler Bonus

Each share of Series B Preferred Stock of the Company entitles its holder vote on all matters concerning the Common Stock, in an amount equal to the number of one share of Common Stock per share of Series B Preferred Stock on an as-converted basis on the record date for such vote. The Common Stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the Common Stock) and the Series B Preferred Stock will vote as a single class and the voting rights of the holders of Series B Preferred Stock are identical in all respects with the voting rights of the holders of Common Stock. The issuance of the Series B Preferred Stock pursuant to the Bensler Bonus will result in an addition of 29.15% in voting power to Mr. Bensler, calculated based on the issued and outstanding shares of Common Stock as of February 21, 2025. Together with Mr. Bensler’s existing ownership in the Company through GB Capital, the issuance of Series B Preferred Stock to Mr. Bensler as to the Bensler Bonus will result in approximately 29.19% voting power for Mr. Bensler. You should be aware that the issuance of Series B Preferred Stock pursuant to the Bensler Bonus will significantly dilute your ownership stake and voting power in the Company.

Procedure for Implementing the Amendment

The issuance of Series B Preferred Stock to GB Capital pursuant to the signing bonus provisions of the Second Amended Bensler Consulting Agreement, as amended, will become effective upon our transfer agent’s, Vstock Transfer, LLC (“Transfer Agent”) issuance of Series B Preferred Stock to GB Capital, on the instruction of the Company, such instruction contingent on stockholder approval.

Reservation of Right to Abandon Issuances of Series B Preferred Stock As Bensler Bonus

The Board and Mr. Bensler, on mutual agreement, have the right to abandon the issuance of Series B Preferred Stock to GB Capital as the Bensler Bonus without further action by our stockholders at any time, even if the authority to award the Bensler Bonus to GB Capital in the form of Series B Preferred Stock has been approved by our stockholders at the Special Meeting. For one, the Board and Mr. Bensler may subsequently determine to award the Bensler Bonus to GB Capital entirely in cash instead, upon mutual agreement between the Board and Mr. Bensler. Upon mutual agreement, the Board and Mr. Bensler may also subsequently determine to abandon the issuance of Series B Preferred Stock pursuant to the Bensler Bonus.

Required Vote of Stockholders

Approval of Proposal 4 requires the affirmative vote of a majority of votes cast at the Special Meeting. Votes that are withheld will not be included in the vote tally for this Proposal  4. Abstentions will have the effect of a vote against this proposal. This is a non-routine proposal and brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name as to this Proposal 4. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 4, BONUS ISSUANCES OF SERIES B PREFERRED STOCK TO GB CAPITAL, AN ENTITY WHOLLY OWNED BY GRAYDON BENSLER, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5

Bonus Issuances of NON-TRADING, NON-CONVERTIBLE Series B Preferred Stock to NORTHSTRIVE, AN ENTITY WHOLLY OWNED BY BRAEDEN LICHTI

Introduction

Pursuant to the terms of that certain Second Amended Lichti Consulting Agreement, as amended, Mr. Lichti is entitled to, amongst other things, (i) payment of a $75,000 signing bonus through Northstrive, an entity wholly owned by Mr. Lichti, such signing bonus to be payable in the form of non-trading Series B Preferred Stock and (ii) the issuance of 300,000 shares of Series B Preferred Stock, and such issuances of Series B Preferred Stock; provided that such share issuances are subject to stockholder approval (the share issuances constituting such signing bonus, the “Lichti Bonus”). Holders of the Series B Preferred Stock have no conversion rights and no rights to dividends, unless the Board determines in its sole discretion to issue dividend payments to such holders. The Series B Preferred Stock also have no liquidation preference over any other class or series of capital stock of the Company. Each share of Series B Preferred Stock has one (1) vote per share on all matters.

On November 14, 2024, the Board and Mr. Lichti determined that, subject to stockholder approval, the Lichti Bonus be payable to Northstrive in the form of 3,336,437 shares of Series B Preferred Stock as to the $75,000 signing bonus, or a cash equivalent of $0.0247 per share. The closing price of the Common Stock on Nasdaq on November 13, 2024 was the same as such cash equivalent (pre-1-for-200 share split). Together with the 300,000 shares of Series B Preferred Stock to be issued to Northstrive under the Second Amended Lichti Consulting Agreement, the total number of shares of Series B Preferred Stock to be issued to Northstrive pursuant to the Lichti Bonus is 3,336,437 if approved by the stockholders.

A copy of the Second Amended Lichti Consulting Agreement, as amended, is attached as Appendix E to this Proxy Statement.

Reasons for the Lichti Bonus

The Board believes that incentives for management members such as the Lichti Bonus and are key to attracting and retaining personnel for positions of substantial responsibility, and to providing additional incentives for such personnel in contributing to the Company’s continued financial growth and positive business performance.

Effects of the Lichti Bonus

Each share of Series B Preferred Stock of the Company entitles its holder vote on all matters concerning the Common Stock, in an amount equal to the number of one share of Common Stock per share of Series B Preferred Stock on an as-converted basis on the record date for such vote. The Common Stock (and any other class or series of capital stock of the Corporation entitled to vote generally with the Common Stock) and the Series B Preferred Stock will vote as a single class and the voting rights of the holders of Series B Preferred Stock are identical in all respects with the voting rights of the holders of Common Stock. The issuance of the Series B Preferred Stock as the Lichti Bonus will result in an addition of 32.03% in voting power to Mr. Lichti, calculated based on the issued and outstanding shares of Common Stock as of January 21, 2025. Together with Mr. Lichti’s existing ownership in the Company through various entities, the issuance of Series B Preferred Stock to Mr. Lichti as the Lichti Bonus will result in approximately 32.21% voting power for Mr. Lichti. You should be aware that the issuance of Series B Preferred Stock as the Lichti Bonus will significantly dilute your ownership stake and voting power in the Company.

Procedure for Implementing the Amendment

The issuance of Series B Preferred Stock to Northstrive pursuant to the signing bonus provisions of the Second Amended Bensler Consulting Agreement, as amended, will become effective upon our Transfer Agent’s issuance of Series B Preferred Stock to Northstrive, on the instruction of the Company, such instruction contingent on stockholder approval.

Reservation of Right to Abandon Issuances of Series B Preferred Stock As the Lichti Bonus

The Board and Mr. Lichti, on mutual agreement, have the right to abandon the issuance of Series B Preferred Stock to Northstrive as the Lichti Bonus without further action by our stockholders at any time, even if the authority to award the Lichti Bonus to Northstrive in the form of Series B Preferred Stock has been approved by our stockholders at the Special Meeting. The Board and Mr. Lichti may subsequently determine to abandon the issuance of Series B Preferred Stock as the Lichti Bonus.

Required Vote of Stockholders

Approval of Proposal 5 requires the affirmative vote of a majority of votes cast at the Special Meeting. Votes that are withheld will not be included in the vote tally for this Proposal 5. Abstentions will have the effect of a vote against this proposal. This is a non-routine proposal and brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name as to this Proposal 5. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5, BONUS ISSUANCES OF SERIES B PREFERRED STOCK TO NORTHSTRIVE, AN ENTITY WHOLLY OWNED BY BRAEDEN LICHTI, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 6

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1 AND 3 AT THE TIME OF THE SPECIAL MEETING

Proposal 6 is to consider and vote upon the proposal to approve adjourning the Special Meeting, if necessary or appropriate in the discretion of the Board, to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve the proposals to amend the Articles of Incorporation and amend the Bylaws.

General

The Special Meeting may be adjourned to another time or place, if necessary or appropriate in the discretion of the Board, to permit further solicitation of proxies to obtain additional votes in favor of Proposals 1 and 3 (the “Adjournment”).

If, at the Special Meeting, the number of shares of common stock present or represented and voting in favor of any of Proposals 1 and 3 is insufficient to approve either such proposal, the Company intends to move for the Adjournment in order to enable our Board to solicit additional proxies for approval of such proposal. We are asking our stockholders to approve this Proposal 6 for the Adjournment if necessary or appropriate in the discretion of the Board.

Vote Required

The affirmative vote of a majority of the votes cast is required for approval of the Adjournment. For the purpose of the vote on this proposal, abstentions, broker non-votes and other shares not voted will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Voting Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 6, ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN THE EVENT THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS 1 AND 3 AT THE TIME OF THE SPECIAL MEETING, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

MANAGEMENT

Set forth below are the Company’s named executive officers as of February 24, 2025:

Name	Age	Director/Officer Since	Position or Office
Graydon Bensler	33	2020/2020 (Chief Financial Officer); 2024 (Chief Executive Officer)	Chief Executive Officer, Chief Financial Officer, and Director

Graydon Bensler (Chief Executive Officer, Chief Financial Officer, and Director)

For biographical information on Mr. Bensler, please see the section titled “Board of Directors and Corporate Governance.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives

The objective of our compensation program is to provide a total compensation package to each named executive officer (“NEO”) that will enable us to attract, motivate and retain outstanding individuals, align the interests of our executive team with those of our equity holders, encourage individual and collective contributions to the successful execution of our short- and long-term business strategies and reward NEOs for performance.

Elements of Executive Compensation

Our compensation for NEOs generally consists of a consultant fee and equity.

Equity Incentive Awards

The Company has historically granted stock options to its employees, including its executive officers, under the 2020 Equity Incentive Plan, as amended (the “Plan”), where our Board or any of its committees can grant issuances of incentives stock options, non-statutory stock options, and restricted stock to our employees, advisors and directors. The exercise price of incentive stock options and nonqualified stock options will be no less than 100% of the fair value per share of the Company’s Common Stock on the date of grant. If an individual owns Common Stock representing more than 10% of the voting shares and the grant is an incentive stock option, the price of each share will be at least 110% of the fair value on the date of grant.

The aggregate number of shares of Common Stock allocated and made available for issuance pursuant to stock options granted under the Plan may not exceed 8,671 shares of Common Stock. As of the date of this proxy statement, options to purchase 4,925 shares of Common Stock under the Plan were outstanding, and 3,225 shares were available for future grant. Each option granted under the Plan will carry a term of no more than 10 years from the date of grant and the Plan will remain in effect until it is terminated by the Board. The term and vesting periods for options granted under the Plan are determined by the Board. The summary does not contain a complete description of all provisions of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.2 to the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Equity Compensation Plan Information

The table below sets forth information concerning securities granted under equity compensation plans approved and not approved by security holders of the Company and the weighted average exercise price for such securities as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	$5,228	$335.32	$2,922 (1)
Equity compensation plans not approved by security holders	—	$—	—
Total	$5,228	$335.32	2,922

____________

(1)      2,922 securities remaining available for future issuance under the Company’s 2020 Equity Incentive Plan (the “Plan”). The aggregate number of shares allocated and made available for issuance pursuant to stock options granted under the Plan shall not exceed 8,671 shares.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Internal Revenue Code, or Section 162(m) limits the Company deduction for federal income tax purposes to no more than $1 million of compensation paid to each NEO in a taxable year.

Compensation of Chief Executive Officer

Effective October 25, 2024, Mr. Bensler is entitled to an annual consultant fee of $250,000 and certain sign-on and performance-based bonuses pursuant to the Second Amended Bensler Consulting Agreement. See “Compensation Agreements — Graydon Bensler” below for more detail on the terms of the Second Amended Bensler Consulting Agreement and Mr. Bensler’s compensation for his services as Chief Executive Officer.

SUMMARY COMPENSATION TABLE

The following table shows information concerning compensation of our named executive officers during the years ended December 31, 2024 and 2023:

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)
Graydon Bensler	2024	$196,333	$195,000	—	$391,333
Chief Executive Officer, Chief Financial Officer and Director	2023	$85,000	$25,000	$—	$110,000

Jordan R. Plews(1)	2024	$228,333	$25,000		$253,333
Former Director, Chief Executive Officer, and President	2023	$200,000	—	—	$200,000

Brenda Buechler(2)	2024	$98,509	$20,000	—	$118,509
Former Chief Marketing Officer	2023	$190,000	—	—	$190,000

Christoph Kraneiss(3)	2024	$92,179	$20,000	—	$112,179
Former Commercial Officer	2023	$180,000	—	—	$180,000

____________

(1)      On December 23, 2024, Jordan Plews resigned as Director of the Company.

(2)      On June 20, 2024, we notified Brenda Buechler that she was involuntarily terminated without “cause” or laid off from employment as part of a wider job elimination/restructuring or reduction in force of the Company in order to streamline the Company’s operations and organizational structure.

(3)      On June 20, 2024, we notified Christoph Kraneiss that he was involuntarily terminated without “cause” or laid off from employment as part of a wider job elimination/restructuring or reduction in force of the Company in order to streamline the Company’s operations and organizational structure.

COMPENSATION AGREEMENTS

Graydon Bensler

On October 25, 2024, the Company entered into the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer (the Second Amended Bensler Consulting Agreement”) with GB Capital Ltd, a British Colombia, Canada corporation (“GB Capital”), an entity controlled by Mr. Bensler. The Second Amended Bensler Consulting Agreement amended and restated the terms of that certain Amended and Restated Consulting Agreement between the Company and GB Capital for Non-Employee Chief Executive Officer dated June 1, 2020 (the “Original Bensler Consulting Agreement”). The Original Bensler Consulting Agreement was amended and restated again on June 21, 2024 pursuant to that certain Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital. Under the Second Amended Bensler Consulting Agreement, GB Capital agreed to designate Mr. Graydon Bensler, Director of GB Capital, to perform the Services (as defined in the Second Amended Bensler Consulting Agreement).

Pursuant to the terms of the Second Amended Bensler Consulting Agreement, as consideration for Mr. Bensler’s services as non-employee Chief Executive Officer of the Company, the Company would pay GB Capital a consultant fee of $250,000 per annum and certain bonuses. Upon execution of the Second Amended Bensler Consulting Agreement, the Company would make the following payments to GB Capital (such payments, the Bensler Sign-on Bonuses”): (a) a one-time bonus of $175,000, with (1) $100,000 of such bonus to be paid to GB Capital in cash and (2) $75,000 of such bonus to be remitted to GB Capital in Series B Preferred Stock, with the cash equivalent of such shares of Series B Preferred Stock to be determined by mutual agreement of the Company and GB Capital, and provided such issuance of Series B Preferred Stock was approved by the Company’s stockholders. In the Board’s sole discretion, it may also award GB Capital a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “Bensler Annual Bonus”), provided that GB Capital meets the Board’s performance objectives for GB Capital and GB Capital is engaged by the Company for such fiscal year in full. The target of the Annual Bonus is 125% or greater of the Bensler Annual Consultant Fee. For the avoidance of doubt, the first fiscal year for which the Company will consider whether GB Capital qualifies for the Bensler Annual Bonus is the fiscal year in which the Effective Date falls. Pursuant to the Second Amended Bensler Consulting Agreement, the Company shall also pay GB Capital in the first fiscal quarter of 2026 a bonus in the amount of $60,000 if the Company has a positive adjusted Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) in 2025. Subject to the terms of the Second Amended Bensler Consulting Agreement, GB Capital is also entitled to each of the following bonus payments (collectively, the “Bensler Milestone Bonuses”). Such Bensler Milestone Bonuses are payable upon the occurrence of the following events, at which time the Company shall remit the applicable Milestone Bonuses to GB Capital as follows:

(A)    The Company shall pay GB Capital $50,000 for each Company acquisition consummated, provided the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of such acquisition.

(B)    The Company shall pay GB Capital $50,000 upon any closing of an equity or equity-linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies GB Capital for such payment, the “GB Triggering Equity Financing,” and such payment, the “GB Equity Financing Bonus”). For the avoidance of doubt, GB Capital is entitled only to a one-time payment of the GB Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as an Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the GB Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the GB Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(C)    If and when the Company achieves each of the targeted EBITDA amounts in one fiscal quarter, as set forth in this Section 1(e)(iii) (each of such amounts, “EBITDA Milestone”), the Company shall pay GB Capital a fee equal to 25% of the applicable EBITDA Milestone (such fee, the “EBITDA Milestone Bonus”: (A) $50,000; (B) $150,000; (C) $250,000; (D) $350,000. For the avoidance of doubt, GB Capital may only receive a one-time payment of the EBITDA Milestone Bonus in each fiscal quarter, upon the Company’s achievement of the applicable EBITDA Milestone, and the Company will not make further payments to GB Capital as the EBITDA Milestone Bonus even upon achievement of an EBITDA Milestone in the same fiscal quarter which value exceeds the value of the first EBITDA Milestone GB Capital has achieved in such fiscal quarter.

(D)    The Company shall pay GB Capital $300,000 each time the Company achieves a Market Valuation (as defined in the Second Amended Bensler Consulting Agreement) of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least 5 consecutive Trading Days (as defined in the Second Amended Bensler Consulting Agreement).

Additionally, GB Capital may elect to accrue the Bensler Milestone Bonuses and convert the cash amount of the Bensler Milestone Bonus into shares of the Company’s Common Stock or preferred stock. In such event, the conversion ratio of the Bensler Milestone Bonus shall be determined by mutual agreement between the Company and GB Capital.

On October 25, 2024, the Company entered into the Amendment to the Second Amended Bensler Consulting Agreement which stipulated that the Company’s issuances of Series B Preferred Stock to GB Capital as the Bensler Sign-on Bonuses, were subject to stockholder approval.

Severance and Change of Control Arrangements

Graydon Bensler

Pursuant to the Second Amended Bensler Consulting Agreement, Mr. Bensler is entitled to a one-time severance payment of $250,000 if any, on the occurrence of a Severance Event (as defined below).

“Cause” means any of the following: (a) willful failure by the Consultant to perform its duties and responsibilities to the Company pursuant to the Second Amended Bensler Consulting Agreement, in such case after written notice thereof and a failure to remedy such failure within ten (10) days of the Company’s notice; (b) commission by Mr. Bensler of any act of fraud, embezzlement, or any other willful misconduct that has caused or is reasonably expected to cause material injury to the Company; (c) unauthorized use or disclosure by the Consultant of any confidential information of the Company or any other party to whom Mr. Bensler owes an obligation of nonuse and nondisclosure as a result of the Consultant’s relationship with the Company; (d) abuse of alcohol or drugs; or (e) breach by the Consultant of any of its obligations under the Second Amended Bensler Consulting Agreement or any other written agreement with the Company after written notice thereof and, if capable of being remedied, a failure to remedy such breach within ten (10) days of such notice.

“Change of Control” means an event in which it the Company is sold to, merged, consolidated, reorganized into or with, or the Company’s assets are transferred or sold to another entity, after which the holders of voting securities of the Company immediately prior to such event, including voting securities issuable upon exercise or conversion of vested options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the then-outstanding securities of the surviving entity of such event.

“Severance Event” means (a) a Change of Control; (b) Mr. Bensler’s termination for Cause; or (c) Mr. Bensler’s termination by majority stockholder or Board vote.

DIRECTOR COMPENSATION

We intend to and have agreed to compensate our independent directors for their service as directors through a mix of cash and stock options. In addition to in-person attendance bonuses, we intend to reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending Board and Board committee meetings.

On June 1, 2023, we rescinded previously granted but unissued non-statutory stock options to each of our independent director nominees and instead granted non-statutory stock options to purchase 240,000 shares of Common Stock to our then independent director nominees and related parties, Jeffrey Parry, Crystal Muilenburg and Julianna Daley under our 2020 Equity Incentive Plan, as amended. The equity compensation grants were directly in relation to the appointment of Mr. Parry, Ms. Daley and Ms. Muilenburg as our independent directors. The options maintain a contractual life of 10 years and an exercise price of $5.00 per share of Common Stock. All options vest at a rate of 25% on the first anniversary of the date of grant and the remaining 75% vest evenly over 36 months thereafter.

Equity Incentive Awards

The Company has historically granted stock options to its employees, including its executive officers, under the 2020 Equity Incentive Plan, as amended, where our Board or any of its committees can grant issuances of incentives stock options, non-statutory stock options, and restricted stock to our employees, advisors and directors. The exercise price of incentive stock options and nonqualified stock options will be no less than 100% of the fair value per share of the Company’s Common Stock on the date of grant. If an individual owns Common Stock representing more than 10% of the voting shares and the grant is an incentive stock option, the price of each share will be at least 110% of the fair value on the date of grant.

The aggregate number of shares of Common Stock allocated and made available for issuance pursuant to stock options granted under the Plan may not exceed 8,671 shares of Common Stock. As of the date of this prospectus, options to purchase 4,925 shares of Common Stock under the Plan were outstanding, and 3,225 shares were available for future grant. Each option granted under the Plan will carry a term of no more than 10 years from the date of grant and the Plan will remain in effect until it is terminated by the Board. The term and vesting periods for options granted under the Plan are determined by the Board. The summary does not contain a complete description of all provisions of the Plan and is qualified in its entirety by reference to the Plan, a copy of which is filed as Exhibit 10.2 to the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference.

Policies and Practices for Granting Certain Equity Awards

Our policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or the Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board’s or the Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its stockholders.

Director Compensation Table

The following table provides the total compensation paid to each person who served as a non-employee member of the Board during fiscal year 2024:

DIRECTOR COMPENSATION
Name	Cash Paid ($)	Stock Awards ($)		Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Braeden Lichti	290,900	75,000	(1)						365,900
Jeffrey Parry	55,000								55,000
Juliana Daley	55,000								54,000
George Kovalyov	55,000			52,835	(2)				107,835
Jordan R. Plews	228,333	25,000							253,333

____________

(1)      Includes the Lichti Bonus and assumes stockholder approval is obtained.

(2)      On March 6, 2024, the Company granted 80,000 stock options (400 stock options post reverse split) with a contractual life of ten years and an exercise price of $1.00 per common stock ($200 per common stock post reverse split). These stock options were valued at $52,845 using the Black-Scholes Option Pricing Model. The options vest 25% on the first anniversary of the grant date and the remaining 75% vest evenly over 36 months thereafter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of February 21, 2025 by: (i) each director and nominee for director; (ii) each executive officer named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its Common Stock.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on shares of Common Stock outstanding on February 21, 2025, adjusted as required by rules promulgated by the SEC.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percentage of Beneficial Ownership
5% or Greater Shareholders:
–	—		—
Directors, Named Executive Officers and Other Executive Officers:
Graydon Bensler, Chief Executive Officer, Chief Financial Officer and Director	5,208	(2)	0.1%
Braeden Lichti, Chairman of the Board	19,121	(3)	0.5%
Jeffrey Parry, Director	409	(4)	* %
George Kovalyov, Director	—		—%
Juliana Daley, Director	167	(5)	* %
All executive officers and directors as a group (5 persons)	24,911	(6)	0.6%

____________

*        Denotes less than one (1%) percent.

(1)      Unless otherwise indicated, the business address of each of the individuals is our address of c/o PMGC Inc., 120 Newport Center Drive, Ste. 249, Newport Beach, CA 92660.

(2)      Consists of (i) 4,208 shares of Common Stock held by GB Capital Ltd., of which Mr. Bensler has sole voting and dipositive power over the shares and (ii) 1,000 shares of Common Stock that Mr. Bensler has the right to acquire from us within 60 days of February 21, 2025 pursuant to the exercise of stock options granted under the 2020 Equity Incentive Plan.

(3)      Consists of (i) 1,000 shares of Common Stock that Mr. Lichti has the right to acquire from us within 60 days of February 21, 2025 pursuant to the exercise of stock options granted under the 2020 Equity Incentive Plan, (ii) 9,533 shares of Common Stock held by BWL Investments Ltd. of which Mr. Lichti has sole voting and dipositive power over the shares, (iii) 4,140 shares of Common Stock held by BWL Holdings Ltd., of which Mr. Lichti has sole voting and dipositive power over the shares, (iv) 4,140 shares of Common Stock held by Northstrive Fund II LP of which Mr. Lichti has sole voting and dipositive power over the shares and (v) 308 shares of Common Stock underlying warrants held by BWL Investments Ltd.

(4)      Consists of (i) 209 shares of Common Stock and (ii) 200 shares of Common Stock that Mr. Parry has the right to acquire from us within 60 days of February 21, 2025, pursuant to the exercise of stock options granted under the 2020 Equity Incentive Plan.

(5)      Consists of (i) 6 shares of Common Stock and (ii) 167 shares of Common Stock that Ms. Daley has the right to acquire from us within 60 days of February 21, 2025, pursuant to the exercise of stock options granted under the 2020 Equity Incentive Plan.

(6)      Consists of (i) 22,236 shares of Common Stock beneficially owned by our directors and executive officers and (ii) 2,367 shares of Common Stock underlying outstanding options, exercisable within 60 days of February 21, 2025 and (iii) 308 shares of Common Stock underlying warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Our Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

The following is a summary of transactions entered since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $70,915, which represents 1% of the average of our total assets amounts as of December 31, 2024 and 2023), and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive and Director Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.

The Company paid consulting fees of $391,333, $110,000, and $95,078 to GB Capital Ltd., a company controlled by Graydon Bensler, Chief Financial Officer and Director in 2024, 2023, and 2022, respectively.

BWL Investments Ltd., a British Columbia Canadian Corporation (“BWL”) owned and managed by Braeden Lichti and Hatem Abou-Sayed “Tim” Sayed, our former Chief Medical Officer, subscribed to $48,980 and $10,000 in promissory notes, respectively. On July 15, 2022, these promissory notes and accrued interest were converted into Series A preferred shares and warrants as follows:

	Series A preferred shares	Warrants	Promissory notes and accrued interest
BWL Investments Ltd.	61,551	61,551	$49,538
Tim Sayed, former director and Chief Medical Officer	12,563	12,563	10,112
	74,114	74,114	$59,650

Pursuant to an advisory board agreement between us and Jeffery Parry, (an independent director to the Company as of June 1, 2023) dated August 12, 2021, on August 16, 2021, the Company granted Mr. Parry equity compensation in the form of non-statutory stock options to purchase 208 shares of the Company’s Common Stock (41,667 pre 200:1 share consolidation). Under an amended advisory board agreement between us and Jeffery Parry dated September 30, 2022 additional non-statutory stock options to purchase 80 shares of the Company’s Common Stock (16,000 pre 200:1 share consolidation) were granted to Mr. Parry. The stock options held a contractual life of ten years and exercise price of $120 ($0.60 pre 200:1 share consolidation) per Common Stock. These stock options were valued at $10,630 using the Black-Scholes Option Pricing Model. The options vest 25% on the first anniversary of the grant date and the remaining 75% vest evenly over 36 months thereafter. Through unanimous written consent, the Board of the Company amended the vesting schedule for those stock options to accelerate the vesting of such stock options so that those stock options fully vested as of December 3, 2022. On December 16, 2022, Mr. Parry exercised all 41,667 (pre 200:1 stock consolidation) stock options for a total exercise price of $25,000.20. On June 1, 2023, we terminated the advisory board agreement between us and Jeffery Parry.

As amended and agreed to on May 1, 2023, and as effective on January 4, 2022, we entered into a consulting agreement (the “Lichti Consulting Agreement”) with NorthStrive Companies Inc., a California corporation (“NorthStrive”) owned and managed by Braeden Lichti. Pursuant to the Lichti Consulting Agreement, NorthStrive is to assist us in a variety of business matters, including assistance in our overall investor outreach and communications strategy, and advising us on becoming a “public” company. As of May 31, 2023, the Company had $192,705 (2022 – $120,000, 2021 – $23,520) due to NorthStrive, of which $22,705 (2021 – $23,520) is unsecured, non-interest bearing and are due on demand. $120,000 was due as of December 31, 2022, and the remaining $50,000 was due as of May 31, 2022. The aforementioned fees are due in contemplation for NorthStrive’s advisement under the Lichti Consulting Agreement, whereby starting on January 4, 2022, we agreed to compensate NorthStrive $10,000 per month (the “Compensation”). We retained the option, but not the obligation to issue the amount of Compensation due NorthStrive in shares of our Common Stock equal to our series A preferred stock price at $1.34138 per share (pre 200:1 stock consolidation) equal to the value of the Compensation due to NorthStrive for services provided through and up to March 31, 2023 and $3.00 per share (pre 200:1 stock consolidation) equal to the value of the

Compensation due to NorthStrive for services provided after March 31, 2023 or via cash payment equal to the amount of Compensation outstanding however, that Compensation due NorthStrive shall accrue interest-free and payment of that Compensation has been deferred until the earlier of either (a) our raising an aggregate of at least US$2,000,000 of equity and/or debt investment from and after October 1, 2022, (b) our becoming listed on any established stock exchange or a national market system, or (c) a determination by our Board that Company has sufficient cash flows to support payment of the Compensation due to NorthStrive at the time of that determination. For the fiscal year ended December 31, 2022, we did not make payments to Northstrive under the Lichti Consulting Agreement. For the fiscal year ended December 31, 2023, we paid Northstrive $230,000 under the Lichti Consulting Agreement. On June 21, 2024, we entered into the Amended and Restated Consulting Agreement with Northstrive (the “First Amended Lichti Consulting Agreement”), pursuant to which Mr. Lichti would serve as non-executive Chairman of the Company. As consideration for his services as non-executive Chairman, the Company agreed to pay Northstrive $16,000 per month. The First Amended Lichti Consulting Agreement was filed as Exhibit 10.13 in the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference.

On October 25, 2024, the Company entered into the Second Amended and Restated Consulting Agreement for Non-Executive Chairman (the “Second Amended Lichti Consulting Agreement”) with Northstrive. The Second Amended Lichti Consulting Agreement provided that, as consideration for Mr. Lichti’s provision of his services as non-executive Chairman, as set forth more fully in such agreement, the Company would compensate Northstrive as such: (i) an annual consultant fee of $300,000 per annum (the “Lichti Annual Consultant Fee”), 1/12 of which Lichti Annual Consultant Fee will be paid to Northstrive once per calendar month (“Northstrive Payment Cycle”), provided that Northstrive performs the Services required to be performed in each Northstrive Payment Cycle. The Company agreed that upon execution of the Second Amended Lichti Consulting Agreement, the Company would make the following payments to Northstrive (such payments, the “Northstrive Sign-on Bonuses”): (a) a one-time bonus of $175,000, with (1) $100,000 of such bonus to be paid to Northstrive in cash and (2) $75,000 of such bonus to be remitted to Northstrive in Series B Preferred Stock, with the cash equivalent of such shares of Series B Preferred Stock to be determined by mutual agreement of the Company and Northstrive; and (b) 300,000 shares of Series B Preferred Stock. In the Board’s sole discretion, it may also award Northstrive a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “Lichti Annual Bonus”), provided that Northstrive meets the Board’s performance objectives for Northstrive and Northstrive is engaged by the Company for such fiscal year in full. The target of the Lichti Annual Bonus is 125% or greater of the Lichti Annual Consultant Fee.

Subject to the terms of the Second Amended Lichti Consulting Agreement, Northstrive is also entitled to each of the following bonus payments (collectively, the “Northstrive Milestone Bonuses”). Such Northstrive Milestone Bonuses are payable upon the occurrence of the following events, at which time the Company shall remit the applicable Northstrive Milestone Bonuses to Northstrive as follows:

(A)    The Company shall pay Northstrive $150,000 for each Company acquisition consummated, provided that the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of the acquisition.

(B)    The Company shall pay Northstrive $50,000 upon any closing of an equity or equity-linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies Northstrive for such payment, the “Northstrive Triggering Equity Financing,” and such payment, the “Northstrive Equity Financing Bonus”). For the avoidance of doubt, Northstrive is entitled only to a one-time payment of the Northstrive Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as a Northstrive Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the Northstrive Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the Northstrive Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(C)    The Company shall pay Northstrive $75,000 each time the Company achieves a Market Valuation (as defined in the Second Amended Lichti Consulting Agreement) of $10,000,000, $20,000,000, $30,000,000, and $40,000,000 (each of such payments, “Northstrive Valuation Payment”), provided that each of such market valuations continue for each at least five (5) consecutive Trading Days, and provided further that the Company may only recover any erroneously awarded amounts in Northstrive Valuation Payments for one (1) year following the date of such erroneous award.

(D)    The Company shall pay Northstrive $300,000 each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least two (2) consecutive Trading Days.

Notwithstanding anything to the contrary stated in the Second Amended Lichti Consulting Agreement, Northstrive may elect to accrue the Northstrive Milestone Bonuses and convert the cash amount of the Northstrive Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Northstrive Milestone Bonus shall be determined by mutual agreement between the Company and Northstrive. The Second Amended Lichti Consulting Agreement was filed as Exhibit 10.20 in the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference.

On October 25, 2024, the Company entered into the Amendment to the Second Amended Lichti Consulting Agreement, which stipulated that the Company’s issuances of Series B Preferred Stock to Northstrive as the Northstrive Sign-on Bonuses, were subject to stockholder approval. The Amendment to the Second Amended Lichti Consulting Agreement is filed as Exhibit 10.22 in the Form S-1 filed with the SEC on February 12, 2025 and is incorporated herein by reference. For the fiscal year ended December 31, 2024, we paid Northstrive $188,500 under the Second Amended Lichti Consulting Agreement.

On May 1, 2023, as effective on February 1, 2023, we entered into an advisory agreement (the “Advisory Agreement”) with Braeden Litchi which terminates after twenty-two months to strategically assist us in our maintenance of board governance, director recruitment, and direction for our board of directors strategy sessions. The Advisory Agreement was entered into under contemplation of Mr. Litchi’s resignation from our Board effective February 1, 2023, and our desire to maintain Mr. Litchi’s compensation as a valuable advisor to us. Pursuant to the Advisory Agreement, we agreed with Mr. Litchi that in exchange for services under the Advisory Agreement, his options granted on February 9, 2021 to purchase 1,000 shares of our Common Stock (200,000 pre 200:1 share consolidation) under our 2020 Equity Incentive Plan shall continue to vest pursuant to the aforementioned terms of the Advisory Agreement. On June 21, 2024, we terminated the Advisory Agreement, which was a condition to Mr. Lichti’s appointment to the Board and as non-executive Chairman of the Board on the same date.

Prior to our reorganization, BWL also owned and managed by Braeden Lichti, owned approximately 29.4% of our issued and outstanding shares of Common Stock and 100% of the equity interests in Reactive Labs. On June 4, 2021, we issued 100 shares of Common Stock (pre 200:1 stock consolidation) to BWL in in exchange for substantially all of the assets and liabilities of Reactive Labs.

Braeden Lichti is one of our co-founders and our current Chairman and director. He is the current chief executive officer of NorthStrive and BWL, as described herein and may be deemed a “promoter” as defined by Rule 405 of the Securities Act though we elect to refer to him as a “founder” or “organizer” as permitted under Rule 405. There are no other promoters of the Company.

In May, and December of 2022, we granted non-statutory stock options to purchase1,250 ( 250,000 pre 200:1 share consolidation) shares of the Company’s Common Stock to Brenda Buechler, our former Chief Marketing Officer, and Christoph Kraneiss, our former Chief Commercial Officer. The options maintain a contractual life of ten years and weighted average exercise price of $244 ($1.22 pre 200:1 share consolidation) per share of Common Stock.

These stock options were valued at $264,906 using the Black-Scholes Option Pricing Model. The options vest 25% on the first anniversary of the grant date and the remaining 75% vest evenly over 36 months thereafter. Details of the fair value granted to each individual and the related expense recorded for the year ended December 31, 2022, are as follows:

	December 31, 2022	Fair value of stock options granted
Brenda Buechler, former Chief Marketing Officer	$43,488	$143,679
Christoph Kraneiss, former Chief Commercial Officer	28,344	121,227
	$71,832	$264,906

On June 1, 2023, we rescinded previously granted but unissued non-statutory stock options to each of our independent director nominees and instead granted non-statutory stock options to purchase 1,200 (240,000 pre 200:1 share consolidation) shares of the Company’s Common Stock to our then independent director nominees and related parties Jeffery Parry, Crystal Muilenburg and Julianna Daley under our 2021 Equity Incentive Plan. The equity compensation grants were directly in relation to the appointment of Mr. Parry, Ms. Daley and Ms. Muilenburg as our independent directors. The options maintain a contractual life of ten years and an exercise price of $1,000 ($5.00 pre 200:1 share consolidation) per share of Common Stock. All options vest at a rate of 25% on the first anniversary of the date of grant and the remaining 75% vest evenly over 36 months thereafter.

Other Agreements with Our Stockholders

In connection with our Series A convertible preferred stock financing, we entered into an investors’ rights, and voting agreements containing registration rights, information rights, voting rights among other things, with certain holders of our preferred stock. Similarly, in connection with our Common Stock financing, we entered into a subordinate investors’ rights agreement containing registration rights and information rights with certain holders of our Common Stock. Each of those stockholder agreements terminated upon the closing of our initial public offering in 2023, whereby such stockholders are no longer entitled to the rights to them afforded therein.

Director Independence

Mr. Parry, Ms. Daley, and Mr. Kovalyov are each “independent” within the meaning of Nasdaq Rule 5605(b)(1).

WHERE YOU CAN FIND MORE INFORMATION ABOUT PMGC

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statements and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. In addition, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. Also, our Code of Conduct, as well as the Charters for our Audit Committee, Compensation Committee and Nominating Committees are available on our website and amendments to, or waivers of, the Code of Conduct will be disclosed on our website. The address of our website is www.pmgcholdings.com; however, the information found on our website is not part of this Proxy Statement.

To reduce expenses, only one copy of this Proxy Statement and related materials is being delivered to multiple security holders sharing an address unless otherwise requested.

Our Common Stock is traded on the Nasdaq Capital Market under the symbol “ELAB.”

Our transfer agent is Vstock Transfer, LLC. The Transfer Agent’s address is 18 Lafayette Place, Woodmere, NY 11598.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

PMGC Holdings Inc.
120 Newport Center Drive, Suite 249
Newport Beach, CA 92660
Attn: Corporate Secretary
Telephone: (888) 445-4886

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Braeden Lichti
Chairman of the Board of Directors

Appendix A

CERTIFICATE OF AMENDMENT TO
THE ARTICLES OF INCORPORATION
OF
PMGC HOLDINGS INC.

The undersigned, for the purposes of amending the Articles of Incorporation of PMGC Holdings Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the Nevada Revised Statutes (the “NRS”), does hereby certify that:

FIRST: That the Board of Directors of the Corporation (the “Board”) adopted a resolution proposing and declaring advisable the following amendment to the Articles of Incorporation of the Corporation to increase the authorized shares of Common Stock of the Corporation from 2 billion to 10 billion and the filing of this Certificate of Amendment with the Secretary of State of the State of Nevada.

SECOND: That upon the filing of this Certificate of Amendment with the Secretary of State of the State of Nevada, Section 1 of the Articles of Incorporation will be amended and restated in its entirety as follows:

“1. Section 1. Number of Authorized Shares. The total number of shares of stock which the Corporation shall have the authority to issue shall be ten billion five hundred million (10,500,000,000) shares. The Corporation shall be authorized to issue two classes of shares of stock, designated as “Common Stock” and “Preferred Stock.” The Corporation shall be authorized to issue two billion (10,000,000,000) shares of Common Stock, each share to have a par value of $0.0001 per share, and five hundred million (500,000,000) shares of Preferred Stock, each share to have a par value of $0.0001 per share.”

THIRD: That the stockholders of the Corporation (the “Stockholders”) have approved of the increase in authorized shares of Common Stock of the Corporation from 2 billion to 10 billion and the filing of this Certificate of Amendment with the Secretary of State of the State of Nevada at the Special Stockholders Meeting held on March 26, 2025.

FOURTH: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of the NRS.

FIFTH: Other than as set forth in this Certificate of Amendment, the Articles of Incorporation shall remain in full force and effect.

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Articles of Incorporation to be signed in its name and on its behalf on this [    ]st day of [    ], 2025.

PMGC HOLDINGS INC.
By:
Name:	Graydon Bensler
Title:	Chief Executive Officer

A-2

Appendix B

COMMON STOCK PURCHASE WARRANT

PMGC HOLDINGS INC.

Warrant Shares: ______________	Issuance Date: January 28, 2025

THIS SERIES A COMMON STOCK PURCHASE WARRANT (“Warrant”) certifies that, for value received, ______________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Shareholder Approval Date (as defined below) (such date, the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York, New York time) on the five year anniversary of the Initial Exercise Date, provided that if such date is not a Trading Day, the immediately following Trading Day (the “Termination Date”) but not thereafter, to subscribe for and purchase from PMGC Holdings Inc., a Delaware corporation (the “Company”), up to ______ shares Common Stock, the (“Warrant Shares”), subject to adjustment hereunder. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1. Capitalized word and terms used and not otherwise defined herein shall have the meanings set forth in that certain Warrant Exercise Agreement (as defined below) and the Securities Purchase Agreement (the “Purchase Agreement”), dated September 22, 2024, among the Company and the purchasers signatory thereto.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 3(d).

“Applicable Price” shall have the meaning set forth in Section 3(i).

“Attribution Parties” shall have the meaning set forth in Section 2(e).

“Base Share Price” shall have the meaning set forth in Section 3(i).

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York, New York time) to 4:02 p.m. (New York, New York time)), (ii) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (iii) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Black Scholes Value” shall have the meaning set forth in Section 3(d).

“Bloomberg” means Bloomberg L.P., or any successor thereto.

“Board of Directors” means the board of directors of the Company.

“Buy-In” shall have the meaning set forth in Section 2(d)(iv).

“Business Day” means any day other than Saturday, Sunday, or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

“Bylaws” means the Amended and Restated Bylaws of the Company.

“Certificate of Incorporation” means the Third Amended and Restated Certificate of Incorporation, as amended, of the Company.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company” shall have the meaning set forth in the Preamble.

“Convertible Securities” shall have the meaning set forth in Section 3(i)(1).

“Convertible Securities Shares” shall have the meaning set forth in Section 3(i)(1).

“Distribution” shall have the meaning set forth in Section 3(c).

“DWAC” shall have the meaning set forth in Section 2(d)(i).

“Dilutive Issuance” shall have the meaning set forth in Section 3(i).

“Event Market Price” shall have the meaning set forth in Section 3(k).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exercise Price” shall have the meaning set forth in Section 2(b).

“Floor Price” means a price equal to $0.46; which in each case shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar event or transaction.

“Fundamental Transaction” shall have the meaning set forth in Section 3(d).

“Holder” shall have the meaning set forth in the Preamble.

“Initial Exercise Date” shall have the meaning set forth in the Preamble.

“Issuance Date” means the issuance date of this Warrant as set forth on the first page hereof.

“New Issuance Price” shall have the meaning set forth in Section 3(i).

“New Warrants” means this Warrant and other Warrants issued to other holders of Existing Warrants, as defined and pursuant to the Warrant Exercise Agreements.

“Notice of Exercise” shall have the meaning set forth in Section 2(a).

“Option” means any rights, warrants, or options to subscribe for or purchase Common Stock or Convertible Securities.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind.

“Primary Security” shall have the meaning set forth in Section 3(i)(4).

“Purchase Agreement” shall have the meaning set forth in Section 1.

“Purchase Rights” shall have the meaning set forth in Section 3(b).

“Redemption Date” shall have the meaning set forth in Section 2(f)(ii).

“Redemption Price” shall have the meaning set forth in Section 2(f)(ii).

“Redemption Notice” shall have the meaning set forth in Section 2(f)(iii).

“Redemption Notice Date” shall have the meaning set forth in Section 2(f)(iii).

“Required Holders” shall have the meaning set forth in Section 3(d).

“SEC” means the United States Securities and Exchange Commission.

“Secondary Securities” shall have the meaning set forth in Section 3(i)(4).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shareholder Approval” means such approval as may be required by the applicable rules and regulations of The Nasdaq Stock Market LLC (or any successor entity) from the shareholders of the Company with respect to issuance of all of the Warrant Shares upon the exercise of the Warrants, including, without limitation, to give full effect to the adjustment to the Exercise Price and/or number of shares of Common Stock underlying the Warrants following any Dilutive Issuance.

“Shareholder Approval Date” means the first (1st) Trading Day following the Company’s notice to the Holder of Shareholder Approval, which notice shall be provided within two (2) Trading Days of the effectiveness of the Shareholder Approval in accordance with SEC rules and regulations and applicable law and provisions of the Company’s Certificate of Incorporation and Bylaws. Notwithstanding anything to the contrary, such notice shall be deemed to be given by a public filing with the SEC disclosing the effectiveness of the Shareholder Approval.

“Standard Settlement Period” shall have the meaning set forth in Section 2(d)(i).

“Subsidiary” means any subsidiary of the Company and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Successor Entity” shall have the meaning set forth in Section 3(d).

“Termination Date” shall have the meaning set forth in the Preamble.

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The Nasdaq Capital Market, The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, or the NYSE American, (or any successors to any of the foregoing).

“Trading Value” means, with respect to the Company’s Common Stock, the daily trading volume on the Company’s primary Trading Market as reported by Bloomberg multiplied by the closing price of the Common Stock on such date.

“Transfer Agent” means VStock Transfer, LLC, the current transfer agent of the Company, with a mailing address of 18 Lafayette Pl, Woodmere, NY 11598 and an email address of info@vstocktransfer.com, and any successor transfer agent of the Company.

“Trigger Date” shall have the meaning set forth in Section 5(a).

“Unit” shall have the meaning set forth in Section 3(i)(4).

“Valuation Event” shall have the meaning set forth in Section 3(i)(4).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from

9:30 a.m. (New York, New York time) to 4:02 p.m. (New York, New York time)), (ii) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (iii) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported on the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the holders of a majority in interest of the Warrants then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“Warrant Exercise Agreement” means that certain letter agreement dated as of or prior to the Issuance Date by and between the Company and the Holder pursuant to which this Warrant was issued to the Holder.

“Warrant Exercise Agreements” the Holder’s Warrant Exercise Agreement and other letter agreements providing for the reduction of exercise price of and exercise of Existing Warrants and issuance of New Warrants to the holders of Existing Warrants (as such terms are defined therein).

“Warrant Register” shall have the meaning set forth in Section 4(c).

“Warrant Share Delivery Date” shall have the meaning set forth in Section 2(d)(i).

“Warrant Shares” shall have the meaning set forth in the Preamble.

“Warrants” means this Warrant and the other New Warrants issued pursuant to the Warrant Exercise Agreements.

Section 2. Exercise.

(a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form attached hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) one (1) Trading Day and (ii) such earlier time comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the number of Warrant Shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is applicable and specified in the attached Notice of Exercise. The Company shall have no obligation to inquire with respect to or otherwise confirm the authenticity of the signature(s) contained on any Notice of Exercise nor the authority of the person so executing such Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

(b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $2.75, subject to adjustment hereunder (the “Exercise Price”).

(c) Cashless Exercise. If and only if at the time of any exercise hereof occurring after six months have passed from the Issuance Date there is no effective registration statement registering, or the prospectus contained therein is not available for the issuance of the Warrant Shares to or the resale of the Warrant Shares by the Holder, then this Warrant may be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two hours thereafter (including until two hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day;

(B) = the Exercise Price of this Warrant, as adjusted hereunder; and

(X) = the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c).

(d) Mechanics of Exercise.

(i) Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) this Warrant is being exercised via cashless exercise, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) one (1) Trading Day after delivery of the Notice of Exercise and the aggregate Exercise Price (other than in the case of a cashless exercise) to the Company and (ii) the number of days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise and the aggregate Exercise Price (other than in the case of a cashless exercise) (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received by the Warrant Share Delivery Date. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date following payment of the aggregate Exercise Price by the Holder (other than in the case of cashless exercise is received by the Company by such date), the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth (5th) Trading Day after the Warrant Share Delivery Date) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

(ii) Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

(iii) Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise by delivering written notice to the Company at any time prior to the delivery of such Warrant Shares.

(iv) Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (other than a failure caused by incorrect or incomplete information provided by the Holder to the Company), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) provided that if the Common Stock is then listed or quoted on the Trading Market or any over-the-counter market (including OTC Pink or any successor) such price set forth in (y)(2) of this clause (A) is reasonably comparable to a market price or prices in purchases and sales of the Common Stock occurring in the market on or close in time to the Trading Day on which the Holder’s purchase occurred taking into account the volume of the Holder’s purchase, pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof. The obligation of the Company to pay compensation for Buy-In under this Section 2(d)(iv) is subject to delivery by the Holder of the aggregate Exercise Price in accordance with the terms of Section 2(a).

(v) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

(vi) Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the assignment form substantially in the form attached hereto as Exhibit B duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

(vii) Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

(e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination and shall have no liability for exercises of the Warrant that are not in compliance with the Beneficial Ownership Limitation, except to the extent the Holder relies on a number of outstanding shares of Common Stock that was provided by the Company. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% (or, upon election by a Holder prior to the issuance of any Warrants, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. If the Warrant is unexercisable as a result of the Holder’s Beneficial Ownership Limitation, no alternate consideration is owing to the Holder.

(f) Redemption Right.

(i) Beginning on the later of (i) the Shareholder Approval Date and (ii) the date on which the Resale Registration Statement (as defined in the Warrant Exercise Agreement) is declared effective by the SEC, this Warrant may be redeemed at the option of the Company, in whole or in part, by giving not less than thirty (30) days’ prior notice, which notice may not be given before, but may be given at any time after the date on which (i) the VWAP exceeded $5.50 for ten (10) consecutive Trading Days and (ii) the average daily Trading Value of the Common Stock for such ten (10) Trading Day period referred to in this Section 2(f)(i) exceeded $150,000.

(ii) The price at which this Warrant may be redeemed (the “Redemption Price”) is $0.0001 per Warrant Share. On and after the date upon which such Warrant is redeemed by the Company (the “Redemption Date”), the Holder of a redeemed Warrant shall be entitled to payment of the Redemption Price upon surrender of the Warrant to the Company.

(iii) Notice of redemption of this Warrant (the “Redemption Notice”) shall be given at least thirty (30) days prior to the Redemption Date (the “Redemption Notice Date”) by the Company (i) providing notice to the Holder as provided in Section 5(i), (ii) notifying the Holders of such redemption via publication of a press release and (iii) taking such other steps as may be required under applicable law.

(iv) From and after the Redemption Date, any Warrant Shares noticed for redemption that have not theretofore been exercised by the Holder shall cease to represent the right to purchase any shares of Common Stock and shall be deemed canceled and void and of no further force or effect without any further act or deed on the part of the Company.

(v) By acceptance of this Warrant, the Holder undertakes to return the certificate representing any redeemed Warrant to the Company upon their redemption and to indemnify the Company with respect to any losses, claims, damages, or liabilities arising from the Holder’s failure to return such certificate. In the event the certificate so returned represents a number of Warrant Shares in excess of the number being redeemed, the Company shall as promptly as practicable issue to the Holder a new certificate in book-entry form for the number of unredeemed Warrant Shares.

(vi) Notwithstanding anything to the contrary set forth in this Warrant, the Company may not require the cancellation of this Warrant (and any related Redemption Notice shall be void), unless, from the beginning of the Redemption Notice Date through the Redemption Date, (1) the Company shall have honored in accordance with the terms of this Warrant all Notices of Exercise delivered by 6:30 p.m. (New York, New York time) on the Redemption Date, (2) a registration statement shall be effective as to all Warrant Shares and the prospectus thereunder available for use by the Company for the sale of all such Warrant Shares to the Holder, (3) the Common Stock shall be listed or quoted for trading on the Trading Market, (4) there is a sufficient number of authorized shares of Common Stock for issuance of all Warrant Shares, and (5) the issuance of all Warrant Shares subject to a Redemption Notice shall not cause a breach of any provision of Section 2(e) herein. The Company’s right to call the Warrants under this Section 2(f) shall be exercised ratably among the Holders based on each Holder’s initial purchase of Warrants.

Section 3. Certain Adjustments.

(a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(b) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time that this Warrant is outstanding the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

(c) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, that, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

(d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of greater than 50% of the outstanding Common Stock or greater than 50% of the voting power of the common equity of the Company, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than a stock split or stock dividend), or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement (other than a stock split or stock dividend) with another Person or group of Persons whereby such other Person or group acquires greater than 50% of the outstanding shares of Common Stock or greater than 50% of the voting power of the common equity of the Company (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Board of Directors, the Holder shall only be entitled to receive from the Company or any Successor Entity the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided, further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received shares of common stock of the Successor Entity (which Successor Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of (1) the 30 day volatility, (2) the 100 day volatility or (3) the 365 day volatility, each of clauses (1)-(3) as obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable contemplated Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the VWAP immediately preceding the public announcement of the applicable contemplated Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier), (D) the sum of the remaining option time equal to the time between the date of the public announcement of the applicable contemplated Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds (or such other consideration) within the later of (i) five Business Days of the Holder’s election and (ii) the date of consummation of the Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(d) pursuant to written agreements in form and substance reasonably satisfactory to the holders of Warrants representing at least a majority of the shares of Common Stock underlying the Warrants then outstanding without giving effect to any beneficial ownership limitations (the “Required Holders”) and approved by the Required Holders (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall be added to the term “Company” under this Warrant (so that from and after the occurrence or consummation of such Fundamental Transaction, each and every provision of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to each of the Company and the Successor Entity or Successor Entities, jointly and severally), and the Successor Entity or Successor Entities, jointly and severally with the Company, may exercise every right and power of the Company prior thereto and the Successor Entity or Successor Entities shall assume all of the obligations of the Company prior thereto under this Warrant and the other Transaction Documents with the same effect as if the Company and such Successor Entity or Successor Entities, jointly and severally, had been named as the Company herein. For the avoidance of doubt, the Holder shall be entitled to the benefits of the provisions of this Section 3(d) regardless of (i) whether the Company has sufficient authorized shares of Common Stock for the issuance of Warrant Shares and/or (ii) whether a Fundamental Transaction occurs prior to the Initial Exercise Date.

(e) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

(f) Notice to Holder.

(i) Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment; provided, however, that the Company may satisfy the notice requirement in this Section 3(f) by filing such information with the Commission on its Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system pursuant to a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K.

(ii) Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form other than a stock split or stock dividend) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock (excluding any granting or issuance of rights to all of the Company’s stockholders pursuant to a stockholder rights plan), (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company (or any of its Subsidiaries) is a party, any sale or transfer of all or substantially all of its assets, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

(g) Voluntary Adjustment By Company. Subject to the rules and regulations of the Trading Market, the Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Company’s Board of Directors.

(h) Shareholder Approval. The Company shall obtain Shareholder Approval as provided in the Warrant Exercise Agreement, and comply with all SEC rules and Trading Market Rules with respect thereto, including without limitation all information statement and mailing and effective date requirements set by rules and regulations of the SEC (including the time periods provided for therein) and applicable state laws and provisions of its Certificate of Incorporation and Bylaws with respect to the Shareholder Approval, and shall use its best efforts to cause the minimal amount of time therefor to apply before the Shareholder Approval takes effect in accordance with such rules and regulations, laws, and provisions and the Warrant Exercise Agreement. Without limiting the generality of the foregoing, immediately after obtaining such Shareholder Approval by way of written consent, if available to the Company for purposes of the Shareholder Approval, the Company shall file with the SEC a written information statement containing the information specified in Schedule 14C with respect to such Shareholder Approval and mail such information to shareholders of the Company as soon as practicable thereafter in accordance with the rules and regulations of the SEC. The Company shall promptly provide responses (including filing an amended Schedule 14C) to the SEC with respect to any comments received from the SEC on any information statement filed in accordance with this Section 3(h), and the Company shall cause the definitive information statement to be mailed promptly after the staff of the SEC advises the Company that it has no further comments thereon or that the Company may commence mailing the information statement, but in no ever later than two (2) Trading Days thereafter.

(i) Subsequent Equity Sales. If, at any time while this Warrant is outstanding (such period, the “Adjustment Period”), the Company issues, sells, enters into an agreement to sell, or grants any option to purchase, or sells, enters into an agreement to sell, or grants any right to reprice, or otherwise disposes of or issues (or announces any offer, sale, grant, or any option to purchase or other disposition), or, in accordance with this Section 3(i), is deemed to have issued or sold, any shares of Common Stock or Common Stock Equivalents for a consideration per share (the “New Issuance Price”) less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then simultaneously with the consummation (or, if earlier, the announcement) of such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount (the “New Exercise Price”) equal to the lower of (A) the New Issuance Price and (B) the lowest VWAP during the five (5) consecutive Trading Days immediately following the Dilutive Issuance (such lower price, the “Base Share Price”) and the number of Warrant Shares issuable hereunder shall be proportionately increased such that the aggregate Exercise Price of this Warrant on the Issuance Date for the Warrant Shares then outstanding shall remain unchanged; provided that the Base Share Price shall not be less than the Floor Price. Notwithstanding the foregoing, if one or more Dilutive Issuances occurred prior to the Shareholder Approval Date such that the reduction of the Exercise Price was limited by clause (A) in the definition of the Floor Price, then effective on the Shareholder Approval Date, the Exercise Price will automatically be reduced to equal the greater of (x) lowest Base Share Price with respect to any Dilutive Issuance that occurred prior to the Shareholder Approval Date and (B) the Floor Price determined in reference to clause (B) of the definition of the Floor Price, and in any such event the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price of this Warrant on the Issuance Date for the Warrant Shares then outstanding shall remain unchanged. If the Company enters into a Variable Rate Transaction (as defined in the Purchase Agreement; provided, that, with respect to a Variable Rate Transaction that is an equity line of credit or an “at-the-market offering”, this Section 3(i) shall apply to any issuances of Common Stock or Common Stock Equivalents thereunder rather than the entry into the agreement with respect thereto), the Company shall be deemed to have issued shares of Common Stock or Common Stock Equivalents at the lowest possible price, conversion price, or exercise price at which such securities may be issued, converted, or exercised. Notwithstanding the foregoing, no adjustments shall be made, paid, or issued under this Section 3(i) in respect of an Exempt Issuance (as defined in the Purchase Agreement). For the avoidance of doubt, in the event the Exercise Price has been adjusted pursuant to this Section 3(i) and the Dilutive Issuance that triggered such adjustment does not occur, is not consummated, is unwound, or is canceled after the facts for any reason whatsoever, in no event shall the Exercise Price be readjusted to the Exercise Price that would have been in effect if such Dilutive Issuance had not occurred or been consummated. For all purposes of the foregoing, the following shall be applicable:

(1) Issuance of Options. If, during the Adjustment Period, the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise, or exchange of any convertible securities (“Convertible Securities”) issuable upon exercise of any such Option (such shares of Common Stock issuable upon such exercise of any Option or upon conversion, exercise, or exchange of any Convertible Securities, the “Convertible Securities Shares”) is less than the Applicable Price, then such shares of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(i)(1), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise, or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (A) the sum of (1) the lowest amount of consideration (if any) received or receivable by the Company with respect to any one Convertible Securities Share upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise, or exchange of any Convertible Security issuable upon exercise of such Option and (2) the lowest exercise price set forth in such Option for which one Convertible Securities Share is issuable upon the exercise of any such Option or upon conversion, exercise, or exchange of any Convertible Securities issuable upon exercise of any such Option, minus (B) the sum of all amounts paid or payable to the holder of such Option (or any other Person), with respect to any one Convertible Securities Share, upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise, or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person), with respect to any one Convertible Securities Share. Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Convertible Securities Share or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Convertible Securities Share upon conversion, exercise, or exchange of such Convertible Securities.

(2) Issuance of Convertible Securities. If, during the Adjustment Period, the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one Convertible Securities Share is issuable upon the conversion, exercise, or exchange thereof is less than the Applicable Price, then such Convertible Securities Share shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 3(i)(2), the “lowest price per share for which one Convertible Securities Share is issuable upon the conversion, exercise or exchange thereof” shall be equal to (A) the sum of (1) the lowest amount of consideration

(if any) received or receivable by the Company with respect to one Convertible Securities Share upon the issuance or sale of the Convertible Security and upon conversion, exercise, or exchange of such Convertible Security and (2) the lowest conversion price set forth in such Convertible Security for which one Convertible Securities Share is issuable upon conversion, exercise, or exchange thereof, minus (B) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person), with respect to any one Convertible Securities Share, upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person), with respect to any one Convertible Securities Share. Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such Convertible Securities Share upon conversion, exercise, or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this Section 3(i)(2), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

(3) Change in Option Price or Rate of Conversion. If, during the Adjustment Period, the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise, or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued, or sold. For purposes of this Section 3(i)(3), if the terms of any Option or Convertible Security that was outstanding as of the date of issuance of this Warrant are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the Convertible Securities Share deemed issuable upon exercise, conversion, or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(i)(3) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

(4) Calculation of Consideration Received. If any Option or Convertible Security is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (the “Primary Security,” and such Option or Convertible Security, the “Secondary Securities” and together with the Primary Security, each a “Unit”), together comprising one integrated transaction, the aggregate consideration per share with respect to such Primary Security shall be deemed to be the lowest of (x) the purchase price of such Unit, (y) if such Primary Security is an Option and/or Convertible Security, the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise or conversion of the Primary Security in accordance with Section 3(i)(1) or 3(i)(2) above and (z) the lowest VWAP of the shares of Common Stock on any Trading Day during the five (5) consecutive Trading Days immediately following the consummation (or, if applicable, the announcement) of such Dilutive Issuance (for the avoidance of doubt, if such public announcement, if applicable, is released prior to the opening of the Principal Market on a Trading Day, such Trading Day shall be the first Trading Day in such five (5) Trading Day period and if this Warrant is exercised on any given Exercise Date during any such period, the Holder may elect to earlier end such period (including, solely with respect to such portion of this Warrant exercised on such applicable Exercise Date)). If any shares of Common Stock, Options, or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of cash received by the Company therefor. If any shares of Common Stock, Options, or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options, or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair market value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair market value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(5) Record Date. If, during the Adjustment Period, the Company takes a record of stockholders for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options, or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options, or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(k) Intentionally omitted.

(l) Intentionally omitted.

Section 4. Transfer of Warrant.

(a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto as Exhibit B duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

(b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation of this Warrant at the principal office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Issuance Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

(c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5. Miscellaneous.

(a) Reverse Stock Split. If at any time this Warrant is outstanding and the Company receives notice from the Trading Market that the Company is failing to satisfy the Trading Market’s minimum bid price requirement (the “Trigger Date”), then the Company shall take all necessary steps to obtain the necessary consents and approvals to undertake a reverse stock split after such Trigger Date and shall, prior to the effectiveness of any delisting notice issued by the Trading Market, effect such reverse stock split.

(b) No Rights as Stockholder Until Exercise; No Settlement in Cash. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3. Without limiting any rights of a

Holder to receive Warrant Shares on a “cashless exercise” pursuant to Section 2(c) or to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in no event shall the Company be required to net cash settle an exercise of this Warrant.

(c) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

(d) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Trading Day.

(e) Authorized Shares.

The Company covenants that, from the Issuance Date and thereafter during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment (it being understood that this Warrant shall not in any case prevent the Company from effecting any such amendment, reorganization, transfer, consolidation, merger, dissolution, issuance or sale). Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(f) Governing Law; Exclusive Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement, and any action relating to this Warrant shall only be brought as provided in the Purchase Agreement.

(g) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

(h) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that the right to exercise this Warrant terminates on the Termination Date. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

(i) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

(j) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(k) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

(l) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

(m) Amendment and Waiver. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Required Holders. Any such amendment shall apply to all Warrants outstanding and be binding upon all registered holders of such Warrants.

(n) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

(o) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

********************

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

PMGC HOLDINGS INC.
By:
Name:	Graydon Bensler
Title:	Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: PMGC HOLDINGS INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

_______________________________

_______________________________

_______________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity:

Name of Authorized Signatory:
_______________________________________________
Title of Authorized Signatory:

Date:
_______________________________________________

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:	______________________________________
(Please Print)
Address:
(Please Print)

Phone Number:	_____________________________________________

Email Address:	_____________________________________________

Dated: _______________ __, ______

Holder’s Signature: ___________________

Holder’s Address: ____________________

Appendix C

FORM OF CERTIFICATE OF AMENDMENT
OF
THE BYLAWS
OF
PMGC HOLDINGS INC.

I, Graydon Bensler, in my capacity as acting Secretary of PMGC Holdings Inc., a Nevada corporation (the “Company”), certify that (i) on February 24, 2025, the Board of Directors of the Company (the “Board”) adopted that certain Unanimous Written Consent of the Board, which, among other things, authorized and approved an amendment to the bylaws of the Company (the “Bylaws,” and such amendment, the “Amended Bylaws”) as provided below, pursuant to Article XI of the Bylaws and (ii) on March 26, 2025, the shareholders of the Company approved of the Amended Bylaws.

NOW, THEREFORE, the Bylaws are hereby amended as follows:

1.      Article IV, Section 3 of the Bylaws shall be amended and restated in its entirety as follows:

“Section 3. Term of Directors

(a) The Board of Directors of the corporation shall be classified into two classes, each with staggered terms, with the number of directors in Class I to be determined by the Board of Directors in its sole discretion, and the number of directors in Class II comprised of the remaining number of directors from such number initially fixed by the Board of Directors. Directors in each class shall be elected at the annual meeting of stockholders of the corporation for which each director’s term is expiring. Such staggered terms will begin following the election of directors at the 2026 annual meeting of stockholders. The directors initially elected in Class I will serve until the 2029 annual meeting of stockholders and the election and qualification of their successors. The directors initially elected in Class II will serve until the 2027 annual meeting of stockholders and the election and qualification of their successors. At each successive annual meeting of stockholders, Class II directors will be up for election for a one-year term, and at each third annual meeting of stockholders following the 2026 annual meeting of stockholders, Class I directors will be up for election for three-year terms.

Any director appointed by the Board of Directors of the corporation to fill a vacancy of a director that resigns, retires, is removed, or otherwise ceases to serve prior to the end of such director’s term in office, shall hold office until the next election of the class for which such director has been chosen, and until that director’s successor has been elected and qualified or until his or her earlier resignation, removal or death.

No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

(b) No person entitled to vote at an election for directors may cumulate votes to which such person is entitled.”

2.      Except as hereinabove mentioned and modified, the Bylaws shall remain in full force and effect.

Dated: [    ], 2025

By:
Graydon Bensler
Acting Secretary

C-1

Appendix D

SECOND AMENDED AND RESTATED CONSULTING AGREEMENT FOR
NON-EXECUTIVE CHAIRMAN

This Second Amended and Restated Consulting Agreement (this “Second A&R Agreement”), effective as of October 25, 2024 (“Effective Date”), is entered into by and between Elevai Labs Inc., a Delaware corporation fka Reactive Medical Labs, Inc. (“Company”), and NorthStrive Companies Inc., a California corporation (“Consultant”).

Recitals

A. Whereas, Company and BWL Investments Ltd, a British Columbia corporation (or its predecessors in interest) entered into that certain Consulting Agreement, dated July 3, 2020, as amended (collectively, the “Original Agreement”);

B. Whereas, Consultant received an assignment of the Original Agreement effective on or after December 19, 2022;

C. Whereas, the parties amended and restated the Original Agreement, in its entirety on May 1, 2023 (the “Amended Agreement”);

D. Whereas, the parties amended and restated the Amended Agreement pursuant to that certain Amended and Restated Consulting Agreement between the Company and the Consultant dated June 21, 2024 (“A&R Consulting Agreement”); and

E. Whereas, the parties hereto wish to amend and restate the A&R Consulting Agreement in its entirety as set forth in this Second A&R Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Consulting Relationship. During the term of this Second A&R Agreement, Consultant will perform the consulting services as described on Exhibit A (the “Services”). Consultant shall perform the Services in a diligent and professional matter, and in compliance with all applicable laws and regulations.

(a) Non-executive Chairman. The Consultant agrees to designate Braeden Lichti to perform the Services as non-executive Chairman pursuant to that assignment agreement dated June 21, 2024, by and between the Company, the Consultant and Mr. Lichti.

2. Fees. As consideration for the Services performed by Consultant and other obligations, Company shall pay Consultant the amounts specified in Exhibit B at the times specified therein.

3. Expenses. Consultant will be responsible for all expenses incurred while performing the Services unless Consultant receives the prior written approval of the Company to reimburse a particular expense. Without limiting the right of Company to deny approval, as a condition to receipt of reimbursement, Consultant shall be required to submit to Company reasonable evidence that the amount involved was both reasonable and necessary to the Services provided under this Second A&R Agreement.

4. Termination and Resignation.

(a) Either party may terminate this Second A&R Agreement upon at least thirty (30) days prior written notice to the other party. Notwithstanding the foregoing sentence, the Consultant is only entitled to a one-time Severance Payment (as defined below), if any, on the occurrence of a Severance Event (as defined below).

“Cause” means any of the following: (a) willful failure by the Consultant to perform its duties and responsibilities to the Company pursuant to this Second A&R Agreement, in such case after written notice thereof and a failure to remedy such failure within ten (10) days of the Company’s notice; (b) commission by the Consultant of any act of fraud, embezzlement, or any other willful misconduct that has caused or is reasonably expected to cause material injury to the Company; (c) unauthorized use or disclosure by the Consultant of any confidential information of the

Company or any other party to whom the Consultant owes an obligation of nonuse and nondisclosure as a result of the Consultant’s relationship with the Company; (d) abuse of alcohol or drugs; or (e) breach by the Consultant of any of its obligations under this Second A&R Agreement or any other written agreement with the Company after written notice thereof and, if capable of being remedied, a failure to remedy such breach within ten (10) days of such notice.

“Change of Control” means an event in which it the Company is sold to, merged, consolidated, reorganized into or with, or the Company’s assets are transferred or sold to another entity, after which the holders of voting securities of the Company immediately prior to such event, including voting securities issuable upon exercise or conversion of vested options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the then-outstanding securities of the surviving entity of such event.

“Severance Event” means: (a) a Change of Control; (b) the Consultant’s termination for Cause; or (c) the Consultant’s termination by majority shareholder or Board vote.

“Severance Payment” means the amount equal to the sum of: (a) $1,500,000; (b) $375,000; (c) health insurance coverage for the Consultant under the existing health insurance policy offered to the Consultant pursuant to its engagement with the Company as Consultant; and (d) full acceleration and vesting of all of the Consultant’s unvested stock options at the time of such termination.

(c) If the Consultant is not terminated for Cause, the Consultant shall execute a separation agreement and release of claims (“Separation Agreement”) in a form satisfactory to the Company and the Consultant which becomes irrevocable no later than sixty (60) days following the Consultant’s termination. Consultant agrees to remain in full compliance with the Separation Agreement.

(d) For the avoidance of doubt, if the Consultant is not terminated for Cause, the Consultant’s stock options at the time of such termination will not accelerate and vest in full at the time of the Consultant’s termination.

5. Independent Contractor. Consultant’s relationship with Company will be that of an independent contractor and not that of an employee or agent. Unless authorized by the Company in writing in advance, Consultant shall provide its own office space, equipment, and supplies necessary to perform the Services.

6. Provision of Services. Consultant is responsible for determining the method, details and means of performing the Services.

a. No Authority to Bind Company. Neither Consultant nor any of its personnel has the authority to enter into any contract that binds Company or creates any obligations on the part of Company.

b. No Benefits. Neither Consultant nor any of its personnel is eligible for any Company employee benefits. Further, to the extent Consultant or any of its personnel otherwise would be eligible for any Company employee benefits but for the express terms of this Second A&R Agreement, Consultant on behalf of itself and its personnel hereby expressly declines to participate in such Company employee benefits.

c. Withholding; Indemnification. Consultant shall have full responsibility for applicable withholding taxes for all compensation paid to Consultant under this Second A&R Agreement, and for compliance with all applicable labor and employment requirements with respect to Consultant’s self- employment, franchise tax, worker’s compensation insurance coverage requirements and U.S. immigration visa requirements. Consultant shall indemnify, defend and hold Company harmless from any liability for, or assessment of, any claims or penalties with respect to such withholding taxes, labor or employment requirements including, without limitation, any liability for, or assessment of, withholding taxes imposed on Company by the relevant taxing authorities with respect to any compensation paid to Consultant.

7. Services for Competitors. During term of this Second A&R Agreement, Consultant shall not, directly or indirectly (a) perform any services which are the same or substantially similar to the Services, (b) participate in whether as an employee, contractor, consultant, officer or director or (c) have any ownership interest in or otherwise assist in the financing, operation, management or control of, any exosome skincare company. Notwithstanding the foregoing, Consultant retains the right to invest in or have an interest in any competitive entity whose equity securities are traded on any public market, provided that said interest does not exceed one percent (1%) of the voting control of said entity.

8. Confidential Information and Invention Assignment Agreement. Consultant shall sign, or has signed, the Confidentiality Agreement, in substantially the form attached hereto as Exhibit C, which shall be effective as of the effective date specified therein. Consultant shall ensure that each of its personnel performing the Services on behalf of Consultant shall have entered into confidentiality agreement with Consultant obligating such personnel to abide by the provisions of this Second A&R Agreement.

9. Representations and Warranties. Consultant represents and warrants that:

a. Neither Consultant nor any of its personnel is under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Second A&R Agreement. Consultant’s performance of this Second A&R Agreement will not breach any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to commencement of this Second A&R Agreement. Consultant is in the business of performing services similar to the Services for third parties. Consultant has all rights, licenses and permissions required for it to perform the Services and receive the compensation hereunder.

b. Consultant has the right to disclose and/or or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to Company or uses in the course of performance of the Services, without liability to such third parties.

10. Miscellaneous.

a. Governing Law. This Second A&R Agreement shall be governed by and construed in accordance with the laws of the state of California, without giving effect to the principles of conflict of law provisions thereof.

b. Entire Agreement; Other Agreements. This Second A&R Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein. For the avoidance of doubt, this Second A&R Agreement supersedes all prior or contemporaneous discussions, understandings and agreements (original or amended), whether oral or written, between them relating to the subject matter hereof. Without limiting the generality of the foregoing, this Second A&R Agreement amends and restates the A&R Consulting Agreement and any amendments thereto, in its entirety, effective as of the Effective Date.

(c) Amendments and Waivers. No modification of or amendment to this Second A&R Agreement, nor any waiver of any rights under this Second A&R Agreement, shall be effective unless in writing signed by the parties to this Second A&R Agreement. No delay or failure to require performance of any provision of this Second A&R Agreement shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. Consultant may not assign, whether voluntarily or by operation of law, any of its rights and obligations under this Second A&R Agreement, except with the prior written consent of Company (for purposes of clarification, Company confirms its consent to the assignment referenced in Recital B. Subject to the foregoing, this Second A&R Agreement will be binding upon and inure to the benefit of the respective successors, assigns, heirs, executors, administrators and legal representatives of the parties.

(e) Notices. Any notice, demand or request required or permitted to be given under this Second A&R Agreement shall be in writing and shall be deemed sufficient when delivered personally, by overnight courier or sent by email, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in Company’s books and records.

(f) Severability. If one or more provisions of this Second A&R Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Second A&R Agreement, (ii) the balance of this Second A&R Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Second A&R Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Second A&R Agreement is the result of negotiations between and has been reviewed by each of the parties and their respective counsel, if any; accordingly, this Second A&R Agreement shall be deemed to be the product of both parties, and no ambiguity shall be construed in favor of or against either party.

(h) Signatures. This Second A&R Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Signatures received by facsimile, PDF file or other electronic format (including DocuSign) shall be deemed to be original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Second A&R Agreement as of the Effective Date.

COMPANY:
Elevai Labs Inc.
By:	/s/ George Kovalyov
Name:	George Kovalyov
Title:	Director
Address: 120 Newport Center Drive Suite 250,
Newport Beach, CA 92660
CONSULTANT:
GB CAPITAL LTD.
By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Director
Address: 1383 West 8th Avenue
Vancouver Bc V6h 3w4 Canada
BN: 78991 0874

EXHIBIT A

DESCRIPTION OF SERVICES

Consultant agrees to provide the below Services to the Company:

a.      Providing leadership and guidance to the Board of Directors of the Company;

b.      Working with the Board of Directors of the Company to develop and implement the Company’s strategic plan;

c.      Promoting and overseeing high standards of corporate governance amongst the Board of Directors and within the Company;

d.      Acting as a liaison between the Board of Directors and executive management of the Company and the Company’s committees;

e.      Advising the Company’s senior management on matters of Company operations;

f.       Originating merger and acquisition opportunities for the Company and advising the Company in connection with the same;

g.      Provide capital raising advisory services to the Company; and

h.      Performing such other duties of the Chairman of the Board of Directors of the Company customarily related to this function in an organization of the size and nature of the Company, and performing such other duties as may be determined and assigned by the Board and required by the Company’s governing instruments.

EXHIBIT B

COMPENSATION

1.      Annual Consultant Fee; Bonuses.

a. Annual Consultant Fee. Consultant’s annual consultant fee of $300,000 per annum (“Annual Consultant Fee”). The Company shall pay the 1/12 of the amount of the Annual Consultant Fee to the Consultant once per calendar month (each of such payment intervals, “Payment Cycle”), provided that the Consultant performs the Services required to be performed in each of such Payment Cycle.

b. Signing Bonus. Upon the execution of this Second A&R Agreement, the Company shall remit the following payments to the Consultant:

(i)     A one-time bonus of $175,000, payable as follows: (A) $100,000 of such bonus to be remitted to the Consultant in cash and (B) $75,000 of such bonus to be remitted to the Consultant in Series B Preferred Stock, with the cash equivalent of each share of Series B Preferred Stock to be determined by mutual agreement of the Company and the Consultant; and

(ii)    300,000 shares of Series B Preferred Stock.

c. Annual Bonus. The Board of Directors of the Company (“Board”) may in its sole discretion and using any criteria it deems appropriate award the Consultant a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “Annual Bonus”), provided that the Consultant meets the Board’s performance objectives for the Consultant and the Consultant is engaged by the Company for such fiscal year in full. For the avoidance of doubt, the first fiscal year for which the Company will consider whether the Consultant qualifies for the Annual Bonus is the fiscal year in which the Effective Date falls. The target of the Annual Bonus is 125% or a greater percentage of the Annual Consultant Fee. The amount of the Annual Bonus awarded to the Consultant will be determined in the Board’s sole discretion, based on the Consultant’s performance for the applicable fiscal year, performance objectives the Board sets for the Consultant, and other relevant criteria used in the Board’s sole discretion.

d. Milestone-based Cash Bonuses. Upon the occurrence of the following events, the Company shall remit the applicable cash bonuses to the Consultant as set forth in this Section 1(d) and subject to the terms and conditions of this Section 1(d):

(i)     The Company shall pay the Consultant $150,000 for each Company acquisition consummated, provided the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of the acquisition;

(ii)    The Company shall pay the Consultant $50,000 upon any closing of an equity or equity- linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies the Consultant for such payment, the “Triggering Equity Financing,” and such payment, the “Equity Financing Bonus”). For the avoidance of doubt, the Consultant is entitled only to a one-time payment of the Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as an Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(iii)   The Company shall pay the Consultant $75,000 each time the Company achieves a Market Valuation (as defined below) of $10,000,000, $20,000,000, $30,000,000, and $40,000,000 (each of such payments, “Valuation Payment”), provided that each of such market valuations continue for each at least five (5) consecutive Trading Days (as defined below), and provided further that the Company may only recover any erroneously awarded amounts in Valuation Payments for one (1) year following the date of such erroneous award.

(iv)   The Company shall pay the Consultant $300,000 each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least two (2) consecutive Trading Days.

“Market Valuation” means the value obtained by multiplying (x) the closing trading price of the Company’s common stock on the Nasdaq on the applicable Trading Day by (y) the total amount of issued and outstanding shares of the Company’s common stock on such Trading Day.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Trading Day” means a day on which national stock exchanges and the Nasdaq are open for trading.

(v)    Notwithstanding anything to the contrary in this Second A&R Agreement, the Consultant may elect to accrue the payments due to the Consultant under Section 1(d) of this Exhibit B (the each, a “Milestone Bonus”) convert the cash amount of the Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Milestone Bonus shall be determined by mutual agreement between the Company and the Consultant.

2.      Equity Grant.

a. As partial consideration for the Consultant’s Services, the Company may also grant equity to the Consultant, as determined by the Board in its sole discretion.

EXHIBIT C

CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT

(See attached.)

CONFIDENTIAL INFORMATION AND INVENTIONS ASSIGNMENT AGREEMENT

Consultant Name: BWL Investments USA Inc. (“Consultant”)

Effective Date: July 3, 2020

As a condition of becoming retained by Reactive Medical Labs Inc., a Delaware corporation, or any of its current or future subsidiaries, affiliates, successors or assigns (collectively, “Company”), and in consideration of Consultant’s relationship with Company and receipt of the compensation now and hereafter paid by Company, Consultant agrees as follows:

1. Relationship. This Confidential Information and Inventions Assignment Agreement (this “Agreement”) will apply to Consultant’s consulting relationship with Company. If that relationship ends and Company re-engages Consultant within one (1) year thereafter, then this Agreement will also apply to such later relationship, unless the parties otherwise agree in writing. Any such relationship between the parties, whether commenced prior to, upon or after the date of this Agreement, is referred to as the “Relationship.”

2. Services. Consultant will perform such services as required by that certain Consulting Agreement entered into between the parties on or about the date hereof (the “Consulting Agreement”). The services to be performed by Consultant under the Consulting Agreement are referred to herein as the “Services.” This Agreement is intended to supplement and form an integral part of the Consulting Agreement. In the event of any conflict between provisions of this Agreement and the Consulting Agreement, this Agreement shall govern.

3. Confidential Information.

(a) Protection of Information. During the Relationship, Company may provide Consultant with Confidential Information (defined below). During the term of the Relationship and at all times thereafter, Consultant shall not disclose any Confidential Information to any third party without the prior written consent of Company nor shall Consultant use any Confidential Information except to the limited extent required to perform the Services. Consultant shall not make any copies of the Confidential Information except as authorized by Company.

(b) Confidential Information. “Confidential Information” means all confidential or proprietary information and physical material of the Company which is not generally known outside of Company, including any information and physical material entrusted to Company in confidence by third parties. Confidential Information includes, without limitation: (i) Company Inventions (defined below); (ii) technical data, trade secrets, know-how, research, product or service ideas or plans, software code and designs, algorithms, developments, inventions, patent applications, laboratory notebooks, processes, formulas, compositions, recipes, techniques, biological materials, mask works, engineering designs and drawings and hardware configuration information; (iii) agreements with third parties; (iv) lists of, or information relating to, employees and consultants of Company (including, but not limited to, names, contact information, jobs, compensation, and expertise of such employees and consultants); (v) lists of, or information relating to, suppliers and customers, names and contact information of personnel, price lists, pricing methodologies, cost data, market share data and marketing plans; and (vi) licenses, contract information, business plans, financial forecasts, historical financial data, budgets or other business information disclosed to me by Company either directly or indirectly, whether in writing, electronically, orally, or by observation.

(c) Third Party Information. This Section 3 is intended to be for the benefit of Company and any third party that has entrusted information or physical material to Company in confidence. During the term of the Relationship and thereafter, Consultant will not improperly use or disclose to Company any confidential, proprietary or secret information of Consultant’s former clients or any other person, and Consultant shall not bring any such information onto Company’s place of business.

(d) Other Rights. This Agreement is intended to supplement, and not to supersede, any rights Company may have in law or equity with respect to the protection of trade secrets, confidential or proprietary information.

4. Ownership of Inventions.

(a) Inventions Retained and Licensed. Consultant has attached hereto, as Exhibit A, a complete list describing in detail all Inventions (as defined below) that, as of the Effective Date, belong to Consultant or in which Consultant has an interest, and that relate in any way to any of Company’s actual or proposed businesses, products, services, or research and development, and which are not assigned to Company hereunder. Consultant understands that listing any Inventions on Exhibit A does not constitute an acknowledgement by Company of the existence or extent of such Inventions, nor of Consultant’s ownership of such Inventions. If no such list is attached, then Consultant represents that there are no such Inventions at the time of signing this Agreement, and to the extent such Inventions do exist and are not listed on Exhibit A.

(b) Use or Incorporation of Inventions. If in the course of the Relationship, Consultant uses or incorporates into a product, service or process any Invention not covered by Section 4(d) in which Consultant has an interest (including any Invention covered by Section 4(a)), then Consultant will promptly inform Company in writing. Whether or not Consultant gives such notice, Consultant hereby irrevocably grants Company a nonexclusive, fully paid, royalty-free, assumable, perpetual, worldwide license, with right to transfer and sublicense, to practice and exploit such Invention and to make, have made, copy, modify, make derivative works of, use, sell, import, and otherwise distribute such Invention under all applicable intellectual property laws without restriction.

(c) Inventions. As used herein, (i) “Inventions” means all discoveries, developments, concepts, designs, ideas, know-how, improvements, inventions, trade secrets and/or original works of authorship, whether or not patentable, copyrightable or otherwise legally protectable. Consultant understands this includes, but is not limited to, any new product, machine, article of manufacture, biological material, method, procedure, process, technique, use, equipment, device, apparatus, system, algorithm, compound, formulation, composition of matter, design or configuration of any kind, or any improvement thereon and (ii) “Company Inventions” means all Inventions that Consultant or Consultant’s personnel solely or jointly author, discover, develop, conceive, or reduce to practice in connection with, or as a result of, the Services, except as expressly provided in Section 4(a).

(d) Assignment of Company Inventions. Consultant shall promptly make full written disclosure to Company, will hold in trust for the sole right and benefit of Company, and hereby irrevocably assigns (and agrees to assign) to Company, all of Consultant’s right, title and interest throughout the world in and to all Company Inventions and all patent, copyright, trademark, trade secret and other intellectual property rights associate therewith or incorporated therein. Consultant hereby waives and irrevocably quitclaims to Company any claims, of any nature whatsoever, that Consultant now has or may hereafter have for infringement of any and all Company Inventions. Any assignment of Company Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that any Moral Rights cannot be assigned under applicable law, Consultant hereby waives and agrees not to enforce any Moral Rights including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

(e) Maintenance of Records. Consultant shall keep and maintain adequate and current written records of all Company Inventions made or conceived by Consultant or Consultant’s personnel (solely or jointly with others) during the term of the Relationship. The records will be available to and remain the sole property of Company. Consultant shall deliver all such records (including any copies thereof) to Company upon termination of the Relationship as provided for in Section 5.

(f) Patent and Copyright Rights. Consultant shall assist Company, at Company’s expense, in every proper way to secure Company’s rights in Company Inventions and any copyrights, patents, trademarks, mask work rights, Moral Rights, or other intellectual property rights relating thereto in all countries, including the disclosure to Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments, recordations, and all other instruments which Company deems necessary in order to apply for, obtain, maintain and transfer such rights, or if not transferable, waive and agree never to assert such rights, and in order to assign and convey to Company or its designee, and any successors, assigns and nominees the sole and exclusive right, title and interest in and to such Company Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Consultant’s obligation to execute or cause to be executed, when it is in Consultant’s power to do so, any such instrument or papers shall continue during and at all times after the end of the Relationship and until the expiration of the last such intellectual property right to expire in any country of the world. Consultant hereby irrevocably designates and appoints Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and in Consultant’s behalf and stead to execute and file any such instruments and papers and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent, copyright, mask work and other registrations related to such Company Inventions. This power of attorney is coupled with an interest and shall not be affected by Consultant’s subsequent incapacity.

(g) Defend Trade Secrets Act. Consultant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Consultant files a lawsuit for retaliation for reporting a suspected violation of law, Consultant may disclose the trade secret to its attorney and use the trade secret information in the court proceeding if it files any document containing the trade secret under seal and Consultant does disclose the trade secret, except pursuant to court order.

5. Company Property. Consultant agrees that neither it nor any of its personnel has any expectation of privacy with respect to Company’s telecommunications, networking or information processing systems (including, without limitation, files, e-mail messages, and voice messages) and that Consultant’s activity and any files or messages on or using any of those systems may be monitored or reviewed at any time without notice. At the time of termination of the Relationship, Consultant will deliver to Company (and will not keep in Consultant’s possession, recreate or deliver to anyone else) all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, notebooks, materials, flow charts, equipment, other documents or property, or reproductions of any of the aforementioned items developed by Consultant or Consultant’s personnel pursuant to the Relationship or otherwise belonging to Company.

6. Notice to Third Parties. During the periods of time during which Consultant is restricted in taking certain actions by the terms of this Agreement (the “Restriction Period”), Consultant shall inform any entity or person with whom Consultant may seek to enter into a business relationship (whether as an owner, employee, independent contractor or otherwise) of Consultant’s contractual obligations under this Agreement. Consultant also understands and agrees that Company may, with or without prior notice to Consultant and during or after the term of the Relationship, notify third parties of Consultant’s obligations under this Agreement. Consultant further agrees that, upon written request by Company, Consultant will respond to Company in writing regarding the status of Consultant’s engagement or proposed engagement with any party during the Restriction Period.

7. Solicitation of Employees, Consultants and Other Parties. Consultant agrees as follows:

(a) Employees and Consultants. During the term of the Relationship, and for a period of twelve (12) months thereafter, Consultant shall not, directly or indirectly, solicit, induce, recruit or encourage any of Company’s employees or consultants to terminate their relationship with Company, or attempt to solicit, induce or recruit any employee or consultants of Company, either for Consultant or for any other person or entity.

(b) Other Parties. During the term of the Relationship, Consultant will not directly or indirectly (a) negatively influence, or attempt to influence, any of Company’s licensors, licensees or customers from purchasing any Company products or services or (b) solicit or influence or attempt to influence any licensor, licensee, customer or other person to purchase of products and/or services to any person, firm, corporation, institution or other entity in competition with the business of Company. In addition, Consultant agrees that Company has valuable Trade Secrets (as defined by applicable law from time to time) to which Consultant will have access during the term of the Relationship.

8. Representations and Warranties.

(a) No Conflicts. Consultant represents and warrants that its performance of this Agreement does not, and will not, breach any agreement Consultant has entered into, or will enter into, with any third party including, without limitation, any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to or during the Relationship. Consultant will not disclose to Company or use any inventions, confidential or non-public proprietary information belonging to any previous client or any other party.

Consultant will not induce Company to use any inventions, confidential or non-public proprietary information, or material belonging to any previous client or any other party. Consultant shall not to enter into any agreement that conflicts with any provision of this Agreement.

(b) Voluntary Execution. Consultant represents that Consultant has carefully read all of the provisions of this Agreement, that Consultant understands and has voluntarily accepted such provisions, and that Consultant will fully and faithfully comply with such provisions.

9. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California, without giving effect to the principles of conflict of law provisions thereof.

(b) Entire Agreement. This Agreement sets forth the entire agreement and understanding between Company and Consultant relating to its specific subject matter and merges all prior discussions between the parties to this Agreement. No amendment to this Agreement will be effective unless in writing signed by both parties. Company shall not be deemed hereby to have waived any rights or remedies it may have in law or equity, nor to have given any authorizations or waived any of its rights under this Agreement, unless, and only to the extent, it does so by a specific writing signed by a duly authorized officer of Company. Any subsequent change or changes in Consultant’s duties, obligations, rights or compensation will not affect the validity or scope of this Agreement.

(c) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally, by overnight courier or sent by email, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in Company’s books and records.

(d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(e) Remedies. Consultant acknowledges and agrees that violation of this Agreement by Consultant may cause Company irreparable harm and, therefore, Company will be entitled to seek extraordinary relief in court including, but not limited to, temporary restraining orders, preliminary injunctions and permanent injunctions without the necessity of posting a bond or other security (or, where such a bond or security is required, Consultant agrees that a $500 bond will be adequate), in addition to and without prejudice to any other rights or remedies that Company may have for a breach of this Agreement.

(f) Advice of Counsel. CONSULTANT ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, CONSULTANT HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND CONSULTANT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Signatures received by facsimile, PDF file or other electronic format (including DocuSign) shall be deemed to be original signatures.

<Signature Page Follows>

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

COMPANY:
REACTIVE MEDICAL LABS INC.
By:	/s/ Jordan R. Plews
(Signature)
Name:	Jordan R. Plews
Title:	Director
Address:	14781 Pomerado Rd. #199, Poway,
California 92064
CONSULTANT:
BWL Investments USA Inc.
By:	/s/ Braeden Lichti
Name:	Braeden Lichti
Title:	Director
Address:

EXHIBIT A

LIST OF PRIOR INVENTIONS EXCLUDED UNDER SECTION 4(a)

The following is a list of all Inventions that, as of the Effective Date, belong to Consultant or in which Consultant has an interest, and that relate in any way to any of Company’s actual or proposed businesses, products, services, or research and development, and which are not assigned to Company:

Title	Date	Identifying Number or Brief Description

NONE

Except as indicated above on this exhibit, Consultant has no inventions, improvements or original works to disclose pursuant to Section 4(a) of this Agreement.

___ Additional sheets attached
Consultant: BWL Investments USA Inc.
By:	/s/ Braeden Lichti
Print
Name:	Braeden Lichti
Title:	Director
Date: July 3, 2020

AMENDMENT
TO
THE SECOND AMENDED AND RESTATED
CONSULTING AGREEMENT
FOR
NON-EMPLOYEE CHIEF EXECUTIVE OFFICER

This Amendment to the Second Amended and Restated Consulting Agreement (this “Amendment”) is effective as of October 25, 2024 (“Effective Date”) and is entered into by and between Elevai Labs Inc., a Delaware corporation fka Reactive Medical Labs, Inc. (“Company”) and GB Capital Ltd, a British Columbia, Canada corporation (“Consultant,” and, together with the Company, the “Parties”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Parties, dated October 25, 2024 (the “Second A&R Agreement”).

WHEREAS, the Parties previously entered into the Second A&R Agreement; and

WHEREAS, the Parties desire to amend the Second A&R Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties agree as follows:

1. Paragraph 1b of Exhibit B is hereby amended and restated in its entirety as follows:

“b. Signing Bonus. Upon the execution of this Second A&R Agreement, the Company shall remit the following payments to the Consultant: a one-time bonus of $175,000, payable as follows: (i) $100,000 of such bonus to be remitted to the Consultant in cash and (ii) $75,000 of such bonus to be remitted to the Consultant in Series B Preferred Stock, with the cash equivalent of each share of Series B Preferred Stock to be determined by mutual agreement of the Company and the Consultant, provided, however, that the issuance of Series B Preferred Stock to the Consultant pursuant to paragraph 1b of Exhibit B in this Second A&R Agreement is subject to the approval of the Company’s shareholders entitled to vote on such matter.”

2. Except as set forth in this Amendment, the Second A&R Agreement remains in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

COMPANY
Elevai Labs Inc.
By:	/s/ George Kovalyov
George Kovalyov
Director
CONSULTANT
GB Capital Ltd
By:	/s/ Graydon Bensler
Director

Appendix E

SECOND AMENDED AND RESTATED CONSULTING AGREEMENT FOR
NON-EXECUTIVE CHAIRMAN

This Second Amended and Restated Consulting Agreement (this “Second A&R Agreement”), effective as of October 25, 2024 (“Effective Date”), is entered into by and between Elevai Labs Inc., a Delaware corporation fka Reactive Medical Labs, Inc. (“Company”), and NorthStrive Companies Inc., a California corporation (“Consultant”).

Recitals

A. Whereas, Company and BWL Investments Ltd, a British Columbia corporation (or its predecessors in interest) entered into that certain Consulting Agreement, dated July 3, 2020, as amended (collectively, the “Original Agreement”);

B. Whereas, Consultant received an assignment of the Original Agreement effective on or after December 19, 2022;

C. Whereas, the parties amended and restated the Original Agreement, in its entirety on May 1, 2023 (the “Amended Agreement”);

D. Whereas, the parties amended and restated the Amended Agreement pursuant to that certain Amended and Restated Consulting Agreement between the Company and the Consultant dated June 21, 2024 (“A&R Consulting Agreement”); and

E. Whereas, the parties hereto wish to amend and restate the A&R Consulting Agreement in its entirety as set forth in this Second A&R Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows.

Agreement

1. Consulting Relationship. During the term of this Second A&R Agreement, Consultant will perform the consulting services as described on Exhibit A (the “Services”). Consultant shall perform the Services in a diligent and professional matter, and in compliance with all applicable laws and regulations.

(a) Non-executive Chairman. The Consultant agrees to designate Braeden Lichti to perform the Services as non-executive Chairman pursuant to that assignment agreement dated June 21, 2024, by and between the Company, the Consultant and Mr. Lichti.

2. Fees. As consideration for the Services performed by Consultant and other obligations, Company shall pay Consultant the amounts specified in Exhibit B at the times specified therein.

3. Expenses. Consultant will be responsible for all expenses incurred while performing the Services unless Consultant receives the prior written approval of the Company to reimburse a particular expense. Without limiting the right of Company to deny approval, as a condition to receipt of reimbursement, Consultant shall be required to submit to Company reasonable evidence that the amount involved was both reasonable and necessary to the Services provided under this Second A&R Agreement.

4. Termination and Resignation.

(a) Either party may terminate this Second A&R Agreement upon at least thirty (30) days prior written notice to the other party. Notwithstanding the foregoing sentence, the Consultant is only entitled to a one-time Severance Payment (as defined below), if any, on the occurrence of a Severance Event (as defined below).

“Cause” means any of the following: (a) willful failure by the Consultant to perform its duties and responsibilities to the Company pursuant to this Second A&R Agreement, in such case after written notice thereof and a failure to remedy such failure within ten (10) days of the Company’s notice; (b) commission by the Consultant of any act of fraud, embezzlement, or any other willful misconduct that has caused or is reasonably expected to cause material injury to the Company; (c) unauthorized use or disclosure by the Consultant of any confidential information of the

Company or any other party to whom the Consultant owes an obligation of nonuse and nondisclosure as a result of the Consultant’s relationship with the Company; (d) abuse of alcohol or drugs; or (e) breach by the Consultant of any of its obligations under this Second A&R Agreement or any other written agreement with the Company after written notice thereof and, if capable of being remedied, a failure to remedy such breach within ten (10) days of such notice.

“Change of Control” means an event in which it the Company is sold to, merged, consolidated, reorganized into or with, or the Company’s assets are transferred or sold to another entity, after which the holders of voting securities of the Company immediately prior to such event, including voting securities issuable upon exercise or conversion of vested options, warrants or other securities or rights, hold (directly or indirectly) less than a majority of the combined voting power of the then-outstanding securities of the surviving entity of such event.

“Severance Event” means: (a) a Change of Control; (b) the Consultant’s termination for Cause; or (c) the Consultant’s termination by majority shareholder or Board vote.

“Severance Payment” means the amount equal to the sum of: (a) $1,500,000; (b) $375,000; (c) health insurance coverage for the Consultant under the existing health insurance policy offered to the Consultant pursuant to its engagement with the Company as Consultant; and (d) full acceleration and vesting of all of the Consultant’s unvested stock options at the time of such termination.

(c) If the Consultant is not terminated for Cause, the Consultant shall execute a separation agreement and release of claims (“Separation Agreement”) in a form satisfactory to the Company and the Consultant which becomes irrevocable no later than sixty (60) days following the Consultant’s termination. Consultant agrees to remain in full compliance with the Separation Agreement.

(d) For the avoidance of doubt, if the Consultant is not terminated for Cause, the Consultant’s stock options at the time of such termination will not accelerate and vest in full at the time of the Consultant’s termination.

5. Independent Contractor. Consultant’s relationship with Company will be that of an independent contractor and not that of an employee or agent. Unless authorized by the Company in writing in advance, Consultant shall provide its own office space, equipment, and supplies necessary to perform the Services.

6. Provision of Services. Consultant is responsible for determining the method, details and means of performing the Services.

a. No Authority to Bind Company. Neither Consultant nor any of its personnel has the authority to enter into any contract that binds Company or creates any obligations on the part of Company.

b. No Benefits. Neither Consultant nor any of its personnel is eligible for any Company employee benefits. Further, to the extent Consultant or any of its personnel otherwise would be eligible for any Company employee benefits but for the express terms of this Second A&R Agreement, Consultant on behalf of itself and its personnel hereby expressly declines to participate in such Company employee benefits.

c. Withholding; Indemnification. Consultant shall have full responsibility for applicable withholding taxes for all compensation paid to Consultant under this Second A&R Agreement, and for compliance with all applicable labor and employment requirements with respect to Consultant’s self- employment, franchise tax, worker’s compensation insurance coverage requirements and U.S. immigration visa requirements. Consultant shall indemnify, defend and hold Company harmless from any liability for, or assessment of, any claims or penalties with respect to such withholding taxes, labor or employment requirements including, without limitation, any liability for, or assessment of, withholding taxes imposed on Company by the relevant taxing authorities with respect to any compensation paid to Consultant.

7. Services for Competitors. During term of this Second A&R Agreement, Consultant shall not, directly or indirectly (a) perform any services which are the same or substantially similar to the Services, (b) participate in whether as an employee, contractor, consultant, officer or director or (c) have any ownership interest in or otherwise assist in the financing, operation, management or control of, any exosome skincare company. Notwithstanding the foregoing, Consultant retains the right to invest in or have an interest in any competitive entity whose equity securities are traded on any public market, provided that said interest does not exceed one percent (1%) of the voting control of said entity.

8. Confidential Information and Invention Assignment Agreement. Consultant shall sign, or has signed, the Confidentiality Agreement, in substantially the form attached hereto as Exhibit C, which shall be effective as of the effective date specified therein. Consultant shall ensure that each of its personnel performing the Services on behalf of Consultant shall have entered into confidentiality agreement with Consultant obligating such personnel to abide by the provisions of this Second A&R Agreement.

9. Representations and Warranties. Consultant represents and warrants that:

a. Neither Consultant nor any of its personnel is under any pre-existing obligation in conflict or in any way inconsistent with the provisions of this Second A&R Agreement. Consultant’s performance of this Second A&R Agreement will not breach any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to commencement of this Second A&R Agreement. Consultant is in the business of performing services similar to the Services for third parties. Consultant has all rights, licenses and permissions required for it to perform the Services and receive the compensation hereunder.

b. Consultant has the right to disclose and/or or use all ideas, processes, techniques and other information, if any, which Consultant has gained from third parties, and which Consultant discloses to Company or uses in the course of performance of the Services, without liability to such third parties.

10. Miscellaneous.

a. Governing Law. This Second A&R Agreement shall be governed by and construed in accordance with the laws of the state of California, without giving effect to the principles of conflict of law provisions thereof.

b. Entire Agreement; Other Agreements. This Second A&R Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein. For the avoidance of doubt, this Second A&R Agreement supersedes all prior or contemporaneous discussions, understandings and agreements (original or amended), whether oral or written, between them relating to the subject matter hereof. Without limiting the generality of the foregoing, this Second A&R Agreement amends and restates the A&R Consulting Agreement and any amendments thereto, in its entirety, effective as of the Effective Date.

(c) Amendments and Waivers. No modification of or amendment to this Second A&R Agreement, nor any waiver of any rights under this Second A&R Agreement, shall be effective unless in writing signed by the parties to this Second A&R Agreement. No delay or failure to require performance of any provision of this Second A&R Agreement shall constitute a waiver of that provision as to that or any other instance.

(d) Successors and Assigns. Consultant may not assign, whether voluntarily or by operation of law, any of its rights and obligations under this Second A&R Agreement, except with the prior written consent of Company (for purposes of clarification, Company confirms its consent to the assignment referenced in Recital B. Subject to the foregoing, this Second A&R Agreement will be binding upon and inure to the benefit of the respective successors, assigns, heirs, executors, administrators and legal representatives of the parties.

(e) Notices. Any notice, demand or request required or permitted to be given under this Second A&R Agreement shall be in writing and shall be deemed sufficient when delivered personally, by overnight courier or sent by email, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in Company’s books and records.

(f) Severability. If one or more provisions of this Second A&R Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Second A&R Agreement, (ii) the balance of this Second A&R Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Second A&R Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Second A&R Agreement is the result of negotiations between and has been reviewed by each of the parties and their respective counsel, if any; accordingly, this Second A&R Agreement shall be deemed to be the product of both parties, and no ambiguity shall be construed in favor of or against either party.

(h) Signatures. This Second A&R Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Signatures received by facsimile, PDF file or other electronic format (including DocuSign) shall be deemed to be original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Second A&R Agreement as of the Effective Date.

COMPANY:
ELEVAI LABS INC.
By:	/s/ George Kovalyov
Name:	George Kovalyov
Title:	Director
Address:	120 Newport Center Drive Suite 250,
Newport Beach, CA 92660
CONSULTANT:
NORTHSTRIVE COMPANIES INC.
By:	/s/ Braeden Lichti
Name:	Braeden Lichti
Title:	Chief Executive Officer
Address:	1401 21st Street, Suite R Sacramento,
CA 95811
Business	30-1245134
Tax ID:

EXHIBIT A

DESCRIPTION OF SERVICES

Consultant agrees to provide the below Services to the Company:

a.      Providing leadership and guidance to the Board of Directors of the Company;

b.      Working with the Board of Directors of the Company to develop and implement the Company’s strategic plan;

c.      Promoting and overseeing high standards of corporate governance amongst the Board of Directors and within the Company;

d.      Acting as a liaison between the Board of Directors and executive management of the Company and the Company’s committees;

e.      Advising the Company’s senior management on matters of Company operations;

f.       Originating merger and acquisition opportunities for the Company and advising the Company in connection with the same;

g.      Provide capital raising advisory services to the Company; and

h.      Performing such other duties of the Chairman of the Board of Directors of the Company customarily related to this function in an organization of the size and nature of the Company, and performing such other duties as may be determined and assigned by the Board and required by the Company’s governing instruments.

EXHIBIT B

COMPENSATION

1.      Annual Consultant Fee; Bonuses.

a. Annual Consultant Fee. Consultant’s annual consultant fee of $300,000 per annum (“Annual Consultant Fee”). The Company shall pay the 1/12 of the amount of the Annual Consultant Fee to the Consultant once per calendar month (each of such payment intervals, “Payment Cycle”), provided that the Consultant performs the Services required to be performed in each of such Payment Cycle.

b. Signing Bonus. Upon the execution of this Second A&R Agreement, the Company shall remit the following payments to the Consultant:

(i)     A one-time bonus of $175,000, payable as follows: (A) $100,000 of such bonus to be remitted to the Consultant in cash and (B) $75,000 of such bonus to be remitted to the Consultant in Series B Preferred Stock, with the cash equivalent of each share of Series B Preferred Stock to be determined by mutual agreement of the Company and the Consultant; and

(ii)    300,000 shares of Series B Preferred Stock.

c. Annual Bonus. The Board of Directors of the Company (“Board”) may in its sole discretion and using any criteria it deems appropriate award the Consultant a bonus at the end of the applicable fiscal year in the amounts it determines in its sole discretion (each of such bonuses, the “Annual Bonus”), provided that the Consultant meets the Board’s performance objectives for the Consultant and the Consultant is engaged by the Company for such fiscal year in full. For the avoidance of doubt, the first fiscal year for which the Company will consider whether the Consultant qualifies for the Annual Bonus is the fiscal year in which the Effective Date falls. The target of the Annual Bonus is 125% or a greater percentage of the Annual Consultant Fee. The amount of the Annual Bonus awarded to the Consultant will be determined in the Board’s sole discretion, based on the Consultant’s performance for the applicable fiscal year, performance objectives the Board sets for the Consultant, and other relevant criteria used in the Board’s sole discretion.

d. Milestone-based Cash Bonuses. Upon the occurrence of the following events, the Company shall remit the applicable cash bonuses to the Consultant as set forth in this Section 1(d) and subject to the terms and conditions of this Section 1(d):

(i)     The Company shall pay the Consultant $150,000 for each Company acquisition consummated, provided the target company of such acquisition has $2,000,000 in annual revenue or more upon consummation of the acquisition;

(ii)    The Company shall pay the Consultant $50,000 upon any closing of an equity or equity- linked financing of the Company which results in net proceeds being raised in such financing of $3,000,000 in a fiscal quarter (the closing which qualifies the Consultant for such payment, the “Triggering Equity Financing,” and such payment, the “Equity Financing Bonus”). For the avoidance of doubt, the Consultant is entitled only to a one-time payment of the Equity Financing Bonus $50,000 per fiscal quarter and the Company will not make further payments as an Equity Financing Bonus in spite of the occurrence of any of the following events: (A) the closing of any equity or equity-linked financings subsequent to the Triggering Equity Financing in such fiscal quarter which result in proceeds of $3,000,000 to the Company; (B) any closings for the same equity financing round subsequent to the Triggering Equity Financing in such fiscal quarter which result in additional proceeds of $3,000,000 or more to the Company.

(iii)   The Company shall pay the Consultant $75,000 each time the Company achieves a Market Valuation (as defined below) of $10,000,000, $20,000,000, $30,000,000, and $40,000,000 (each of such payments, “Valuation Payment”), provided that each of such market valuations continue for each at least five (5) consecutive Trading Days (as defined below), and provided further that the Company may only recover any erroneously awarded amounts in Valuation Payments for one (1) year following the date of such erroneous award.

(iv)   The Company shall pay the Consultant $300,000 each time the Company achieves a Market Valuation of $50,000,000 and $100,000,000, provided that each of such Market Valuations continues for each at least two (2) consecutive Trading Days.

“Market Valuation” means the value obtained by multiplying (x) the closing trading price of the Company’s common stock on the Nasdaq on the applicable Trading Day by (y) the total amount of issued and outstanding shares of the Company’s common stock on such Trading Day.

“Nasdaq” means The Nasdaq Stock Market LLC.

“Trading Day” means a day on which national stock exchanges and the Nasdaq are open for trading.

(v)    Notwithstanding anything to the contrary in this Second A&R Agreement, the Consultant may elect to accrue the payments due to the Consultant under Section 1(d) of this Exhibit B (the each, a “Milestone Bonus”) convert the cash amount of the Milestone Bonus into shares of the Company’s common stock or preferred stock. In such event, the conversion ratio of the Milestone Bonus shall be determined by mutual agreement between the Company and the Consultant.

2.      Equity Grant.

a. As partial consideration for the Consultant’s Services, the Company may also grant equity to the Consultant, as determined by the Board in its sole discretion.

EXHIBIT C

CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT

(See attached.)

CONFIDENTIAL INFORMATION AND INVENTIONS ASSIGNMENT AGREEMENT

Consultant Name: BWL Investments USA Inc. (“Consultant”)

Effective Date: July 3, 2020

As a condition of becoming retained by Reactive Medical Labs Inc., a Delaware corporation, or any of its current or future subsidiaries, affiliates, successors or assigns (collectively, “Company”), and in consideration of Consultant’s relationship with Company and receipt of the compensation now and hereafter paid by Company, Consultant agrees as follows:

1. Relationship. This Confidential Information and Inventions Assignment Agreement (this “Agreement”) will apply to Consultant’s consulting relationship with Company. If that relationship ends and Company re-engages Consultant within one (1) year thereafter, then this Agreement will also apply to such later relationship, unless the parties otherwise agree in writing. Any such relationship between the parties, whether commenced prior to, upon or after the date of this Agreement, is referred to as the “Relationship.”

2. Services. Consultant will perform such services as required by that certain Consulting Agreement entered into between the parties on or about the date hereof (the “Consulting Agreement”). The services to be performed by Consultant under the Consulting Agreement are referred to herein as the “Services.” This Agreement is intended to supplement and form an integral part of the Consulting Agreement. In the event of any conflict between provisions of this Agreement and the Consulting Agreement, this Agreement shall govern.

3. Confidential Information.

(a) Protection of Information. During the Relationship, Company may provide Consultant with Confidential Information (defined below). During the term of the Relationship and at all times thereafter, Consultant shall not disclose any Confidential Information to any third party without the prior written consent of Company nor shall Consultant use any Confidential Information except to the limited extent required to perform the Services. Consultant shall not make any copies of the Confidential Information except as authorized by Company.

(b) Confidential Information. “Confidential Information” means all confidential or proprietary information and physical material of the Company which is not generally known outside of Company, including any information and physical material entrusted to Company in confidence by third parties. Confidential Information includes, without limitation: (i) Company Inventions (defined below); (ii) technical data, trade secrets, know-how, research, product or service ideas or plans, software code and designs, algorithms, developments, inventions, patent applications, laboratory notebooks, processes, formulas, compositions, recipes, techniques, biological materials, mask works, engineering designs and drawings and hardware configuration information; (iii) agreements with third parties; (iv) lists of, or information relating to, employees and consultants of Company (including, but not limited to, names, contact information, jobs, compensation, and expertise of such employees and consultants); (v) lists of, or information relating to, suppliers and customers, names and contact information of personnel, price lists, pricing methodologies, cost data, market share data and marketing plans; and (vi) licenses, contract information, business plans, financial forecasts, historical financial data, budgets or other business information disclosed to me by Company either directly or indirectly, whether in writing, electronically, orally, or by observation.

(c) Third Party Information. This Section 3 is intended to be for the benefit of Company and any third party that has entrusted information or physical material to Company in confidence. During the term of the Relationship and thereafter, Consultant will not improperly use or disclose to Company any confidential, proprietary or secret information of Consultant’s former clients or any other person, and Consultant shall not bring any such information onto Company’s place of business.

(d) Other Rights. This Agreement is intended to supplement, and not to supersede, any rights Company may have in law or equity with respect to the protection of trade secrets, confidential or proprietary information.

4. Ownership of Inventions.

(a) Inventions Retained and Licensed. Consultant has attached hereto, as Exhibit A, a complete list describing in detail all Inventions (as defined below) that, as of the Effective Date, belong to Consultant or in which Consultant has an interest, and that relate in any way to any of Company’s actual or proposed businesses, products, services, or research and development, and which are not assigned to Company hereunder. Consultant understands that listing any Inventions on Exhibit A does not constitute an acknowledgement by Company of the existence or extent of such Inventions, nor of Consultant’s ownership of such Inventions. If no such list is attached, then Consultant represents that there are no such Inventions at the time of signing this Agreement, and to the extent such Inventions do exist and are not listed on Exhibit A.

(b) Use or Incorporation of Inventions. If in the course of the Relationship, Consultant uses or incorporates into a product, service or process any Invention not covered by Section 4(d) in which Consultant has an interest (including any Invention covered by Section 4(a)), then Consultant will promptly inform Company in writing. Whether or not Consultant gives such notice, Consultant hereby irrevocably grants Company a nonexclusive, fully paid, royalty-free, assumable, perpetual, worldwide license, with right to transfer and sublicense, to practice and exploit such Invention and to make, have made, copy, modify, make derivative works of, use, sell, import, and otherwise distribute such Invention under all applicable intellectual property laws without restriction.

(c) Inventions. As used herein, (i) “Inventions” means all discoveries, developments, concepts, designs, ideas, know-how, improvements, inventions, trade secrets and/or original works of authorship, whether or not patentable, copyrightable or otherwise legally protectable. Consultant understands this includes, but is not limited to, any new product, machine, article of manufacture, biological material, method, procedure, process, technique, use, equipment, device, apparatus, system, algorithm, compound, formulation, composition of matter, design or configuration of any kind, or any improvement thereon and (ii) “Company Inventions” means all Inventions that Consultant or Consultant’s personnel solely or jointly author, discover, develop, conceive, or reduce to practice in connection with, or as a result of, the Services, except as expressly provided in Section 4(a).

(d) Assignment of Company Inventions. Consultant shall promptly make full written disclosure to Company, will hold in trust for the sole right and benefit of Company, and hereby irrevocably assigns (and agrees to assign) to Company, all of Consultant’s right, title and interest throughout the world in and to all Company Inventions and all patent, copyright, trademark, trade secret and other intellectual property rights associate therewith or incorporated therein. Consultant hereby waives and irrevocably quitclaims to Company any claims, of any nature whatsoever, that Consultant now has or may hereafter have for infringement of any and all Company Inventions. Any assignment of Company Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that any Moral Rights cannot be assigned under applicable law, Consultant hereby waives and agrees not to enforce any Moral Rights including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

(e) Maintenance of Records. Consultant shall keep and maintain adequate and current written records of all Company Inventions made or conceived by Consultant or Consultant’s personnel (solely or jointly with others) during the term of the Relationship. The records will be available to and remain the sole property of Company. Consultant shall deliver all such records (including any copies thereof) to Company upon termination of the Relationship as provided for in Section 5.

(f) Patent and Copyright Rights. Consultant shall assist Company, at Company’s expense, in every proper way to secure Company’s rights in Company Inventions and any copyrights, patents, trademarks, mask work rights, Moral Rights, or other intellectual property rights relating thereto in all countries, including the disclosure to Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments, recordations, and all other instruments which Company deems necessary in order to apply for, obtain, maintain and transfer such rights, or if not transferable, waive and agree never to assert such rights, and in order to assign and convey to Company or its designee, and any successors, assigns and nominees the sole and exclusive right, title and interest in and to such Company Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. Consultant’s obligation to execute or cause to be executed, when it is in Consultant’s power to do so, any such instrument or papers shall continue during and at all times after the end of the Relationship and until the expiration of the last such intellectual property right to expire in any country of the world. Consultant hereby irrevocably designates and appoints Company and its duly authorized officers and agents as Consultant’s agent and attorney-in-fact, to act for and in Consultant’s behalf and stead to execute and file any such instruments and papers and to do all other lawfully permitted acts to further the application for, prosecution, issuance, maintenance or transfer of letters patent, copyright, mask work and other registrations related to such Company Inventions. This power of attorney is coupled with an interest and shall not be affected by Consultant’s subsequent incapacity.

(g) Defend Trade Secrets Act. Consultant shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state, or local government official or to an attorney solely for the purpose of reporting or investigating a suspected violation of law or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If Consultant files a lawsuit for retaliation for reporting a suspected violation of law, Consultant may disclose the trade secret to its attorney and use the trade secret information in the court proceeding if it files any document containing the trade secret under seal and Consultant does disclose the trade secret, except pursuant to court order.

5. Company Property. Consultant agrees that neither it nor any of its personnel has any expectation of privacy with respect to Company’s telecommunications, networking or information processing systems (including, without limitation, files, e-mail messages, and voice messages) and that Consultant’s activity and any files or messages on or using any of those systems may be monitored or reviewed at any time without notice. At the time of termination of the Relationship, Consultant will deliver to Company (and will not keep in Consultant’s possession, recreate or deliver to anyone else) all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, notebooks, materials, flow charts, equipment, other documents or property, or reproductions of any of the aforementioned items developed by Consultant or Consultant’s personnel pursuant to the Relationship or otherwise belonging to Company.

6. Notice to Third Parties. During the periods of time during which Consultant is restricted in taking certain actions by the terms of this Agreement (the “Restriction Period”), Consultant shall inform any entity or person with whom Consultant may seek to enter into a business relationship (whether as an owner, employee, independent contractor or otherwise) of Consultant’s contractual obligations under this Agreement. Consultant also understands and agrees that Company may, with or without prior notice to Consultant and during or after the term of the Relationship, notify third parties of Consultant’s obligations under this Agreement. Consultant further agrees that, upon written request by Company, Consultant will respond to Company in writing regarding the status of Consultant’s engagement or proposed engagement with any party during the Restriction Period.

7. Solicitation of Employees, Consultants and Other Parties. Consultant agrees as follows:

(a) Employees and Consultants. During the term of the Relationship, and for a period of twelve (12) months thereafter, Consultant shall not, directly or indirectly, solicit, induce, recruit or encourage any of Company’s employees or consultants to terminate their relationship with Company, or attempt to solicit, induce or recruit any employee or consultants of Company, either for Consultant or for any other person or entity.

(b) Other Parties. During the term of the Relationship, Consultant will not directly or indirectly (a) negatively influence, or attempt to influence, any of Company’s licensors, licensees or customers from purchasing any Company products or services or (b) solicit or influence or attempt to influence any licensor, licensee, customer or other person to purchase of products and/or services to any person, firm, corporation, institution or other entity in competition with the business of Company. In addition, Consultant agrees that Company has valuable Trade Secrets (as defined by applicable law from time to time) to which Consultant will have access during the term of the Relationship.

8. Representations and Warranties.

(a) No Conflicts. Consultant represents and warrants that its performance of this Agreement does not, and will not, breach any agreement Consultant has entered into, or will enter into, with any third party including, without limitation, any agreement to keep in confidence proprietary information acquired by Consultant in confidence or in trust prior to or during the Relationship. Consultant will not disclose to Company or use any inventions, confidential or non-public proprietary information belonging to any previous client or any other party. Consultant will not induce Company to use any inventions, confidential or non-public proprietary information, or material belonging to any previous client or any other party. Consultant shall not to enter into any agreement that conflicts with any provision of this Agreement.

(b) Voluntary Execution. Consultant represents that Consultant has carefully read all of the provisions of this Agreement, that Consultant understands and has voluntarily accepted such provisions, and that Consultant will fully and faithfully comply with such provisions.

9. Miscellaneous.

(a) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of California, without giving effect to the principles of conflict of law provisions thereof.

(b) Entire Agreement. This Agreement sets forth the entire agreement and understanding between Company and Consultant relating to its specific subject matter and merges all prior discussions between the parties to this Agreement. No amendment to this Agreement will be effective unless in writing signed by both parties. Company shall not be deemed hereby to have waived any rights or remedies it may have in law or equity, nor to have given any authorizations or waived any of its rights under this Agreement, unless, and only to the extent, it does so by a specific writing signed by a duly authorized officer of Company. Any subsequent change or changes in Consultant’s duties, obligations, rights or compensation will not affect the validity or scope of this Agreement.

(c) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally, by overnight courier or sent by email, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in Company’s books and records.

(d) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(e) Remedies. Consultant acknowledges and agrees that violation of this Agreement by Consultant may cause Company irreparable harm and, therefore, Company will be entitled to seek extraordinary relief in court including, but not limited to, temporary restraining orders, preliminary injunctions and permanent injunctions without the necessity of posting a bond or other security (or, where such a bond or security is required, Consultant agrees that a $500 bond will be adequate), in addition to and without prejudice to any other rights or remedies that Company may have for a breach of this Agreement.

(f) Advice of Counsel. CONSULTANT ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, CONSULTANT HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND CONSULTANT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THIS AGREEMENT SHALL NOT BE CONSTRUED AGAINST ANY PARTY BY REASON OF THE DRAFTING OR PREPARATION HEREOF.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Signatures received by facsimile, PDF file or other electronic format (including DocuSign) shall be deemed to be original signatures.

<Signature Page Follows>

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

COMPANY:
REACTIVE MEDICAL LABS INC.
By:	/s/ Jordan R. Plews
(Signature)
Name:	Jordan R. Plews
Title:	Director
Address:	14781 Pomerado Rd. #199, Poway,
California 92064
CONSULTANT:
BWL Investments USA Inc.
By:	/s/ Braeden Lichti
Name:	Braeden Lichti
Title:	Director
Address:

EXHIBIT A

LIST OF PRIOR INVENTIONS EXCLUDED UNDER SECTION 4(a)

The following is a list of all Inventions that, as of the Effective Date, belong to Consultant or in which Consultant has an interest, and that relate in any way to any of Company’s actual or proposed businesses, products, services, or research and development, and which are not assigned to Company:

Title	Date	Identifying Number or Brief Description

NONE

Except as indicated above on this exhibit, Consultant has no inventions, improvements or original works to disclose pursuant to Section 4(a) of this Agreement.

___ Additional sheets attached
Consultant: BWL Investments USA Inc.
By:	/s/ Braeden Lichti
Print
Name:	Braeden Lichti
Title:	Director
Date: July 3, 2020

AMENDMENT
TO
THE SECOND AMENDED AND RESTATED
CONSULTING AGREEMENT
FOR
NON-EXECUTIVE CHAIRMAN

This Amendment to the Second Amended and Restated Consulting Agreement for Non-Executive Chairman (this “Amendment”) is effective as of October 25, 2024 (“Effective Date”) and is entered into by and between Elevai Labs Inc., a Delaware corporation fka Reactive Medical Labs, Inc. (“Company”), and NorthStrive Companies Inc., a California corporation (“Consultant, and, together with the Company, the “Parties”). Capitalized terms used herein but not otherwise defined have the meanings set forth in the Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Parties, dated October 25, 2024 (the “Second A&R Agreement”).

WHEREAS, the Parties previously entered into the Second A&R Agreement; and

WHEREAS, the Parties desire to amend the Second A&R Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the Parties agree as follows:

1.    Paragraph 1b of Exhibit B is hereby amended and restated in its entirety as follows:

“b.  Signing Bonus. Upon the execution of this Second A&R Agreement, the Company shall remit the following payments to the Consultant:

(i)     A one-time bonus of $175,000, payable as follows: (A) $100,000 of such bonus to be remitted to the Consultant in cash and (B) $75,000 of such bonus to be remitted to the Consultant in Series B Preferred Stock, with the cash equivalent of each share of Series B Preferred Stock to be determined by mutual agreement of the Company and the Consultant, provided, however, that the issuance of Series B Preferred Stock to the Consultant pursuant to paragraph 1b(i) of Exhibit B in this Second A&R Agreement is subject to the approval of the Company’s shareholders entitled to vote on such matter; and

(ii)    300,000 shares of Series B Preferred Stock, provided, however, that the issuance of Series B Preferred Stock to the Consultant pursuant to paragraph 1b(ii) of Exhibit B in this Second A&R Agreement is subject to the approval of the Company’s shareholders entitled to vote on such matter.”

2. Except as set forth in this Amendment, the Second A&R Agreement remains in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date first written above.

COMPANY
Elevai Labs Inc.
By:	/s/ George Kovalyov
George Kovalyov
Director
CONSULTANT
Northstrive Companies Inc.
By:	/s/ Braeden Lichti
Chief Executive Officer

PMGC HOLDINGS INC. 120 NEWPORT CENTER DRIVE SUITE 249 NEWPORT BEACH, CA 92660 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V63789-Z89558KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PMGC HOLDINGS INC. The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5, and 6. For Against Abstain PMGC HOLDINGS INC. 120 NEWPORT CENTER DRIVE SUITE 249 NEWPORT BEACH, CA 92660 The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5, and 6. 1. To approve an amendment to our Articles of Incorporation to increase the authorized shares of Common Stock from 2 billion to 10 billion. 2. To approve the issuance of 969,386 shares of Common Stock, in the aggregate, upon the exercise of warrants issued to certain investors pursuant to that certain Warrant Inducement Agreement entered into between the Company and certain investors on January 27, 2025, and approval of the adjustment terms as set forth in the warrants. 3. To approve an amendment to our Bylaws to provide for a staggered Board comprised of two classes of directors, designated Class I and Class II, with Class I Directors serving for three (3) year terms and Class II Directors serving for one (1) year terms. 4. To approve the issuance of 3,036,437 shares of non-trading, non-convertible Series B Preferred Stock to GB Capital Ltd, a British Columbia, Canada corporation, wholly owned by our Chief Executive Officer, Chief Financial Officer, and Director, Graydon Bensler, as a signing bonus pursuant to that certain Second Amended and Restated Consulting Agreement for Non-Employee Chief Executive Officer between the Company and GB Capital, as amended. 5. To approve the issuance of 3,336,437 shares of non-trading, non-convertible Series B Preferred Stock to Northstrive Companies, a California corporation wholly owned by our Chairman, Braeden Lichti, as a signing bonus pursuant to that certain Second Amended and Restated Consulting Agreement for Non-Executive Chairman between the Company and NorthStrive, as amended. 6. To approve the adjournment of the Special Shareholders Meeting, if necessary, to solicit additional votes if there are insufficient votes at the time of the Special Meeting to approve one or more of the proposals. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholders Meeting: V63790-Z89558 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PMGC HOLDINGS INC. The undersigned hereby appoints [ ] and [ ], and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of PMGC Holdings Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Shareholders Meeting to be held on March 26, 2025 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, AND PROPOSAL 6. (Continued and to be marked, dated and signed, on the other side)